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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS 3

Filed pursuant to Rule 497(h)
Relating to Securities Act File No. 333-143800

        PROSPECTUS

11,750,000 Shares

BlackRock EcoSolutions Investment Trust
 Common Shares
$20.00 per share

        Investment Objective.    BlackRock EcoSolutions Investment Trust (the "Trust") is a newly organized, diversified, closed-end management investment company with no operating history. The Trust's investment objective is to seek current income, current gains and long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objective.

        Investment Policies.    The Trust seeks to achieve its investment objective by investing substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments (as defined below) and utilizing an option strategy to enhance current gains.

        Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments. The Trust considers (i) the "New Energy" business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the "Water Resources" business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the "Agriculture" business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution. The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds and equity interests in real estate investment trusts. Although the Trust intends to invest substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments, the Trust may invest up to 20% of its total assets in equity and debt securities issued by companies that are not engaged in such business segments.

        As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. This option strategy is intended to generate current gains from option premiums as a means to enhance quarterly distributions payable to the Trust's shareholders. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

        Investment Advisor and Sub-Advisors.    The Trust's investment advisor is BlackRock Advisors, LLC ("BlackRock Advisors" or the "Advisor") and the Trust's sub-advisors are BlackRock Investment Management, LLC and BlackRock Investment Management International, Limited (collectively, the "Sub-Advisors"). We sometimes refer to the Advisor and the Sub-Advisors collectively as "BlackRock" or the "Advisors."

(continued on next page)

Investing in the common shares involves certain risks. See "Risks" on page 22 of this prospectus.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$20.00	$235,000,000
Sales load(2)	$.90	$10,575,000
Estimated offering expenses(3)	$.04	$470,000
Proceeds, after expenses, to the Trust(4)	$19.06	$223,955,000

(notes on next page)

        The underwriters expect to deliver the common shares to purchasers on or about September 28, 2007.

Citi	Merrill Lynch & Co.	A.G. Edwards
Robert W. Baird & Co.	Banc of America Securities LLC	H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.	Ferris, Baker Watts Incorporated	J.J.B. Hilliard, W.L. Lyons, Inc.
HSBC	Janney Montgomery Scott LLC	Ladenburg Thalmann & Co. Inc.
Morgan Keegan & Company, Inc.	Oppenheimer & Co.	Raymond James
RBC Capital Markets	Wedbush Morgan Securities Inc.	Wells Fargo Securities

September 25, 2007.

(continued from previous page)

        No Prior History.    Because the Trust is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their shares in a relatively short period after completion of the public offering.

        The Trust's common shares have been approved for listing on the New York Stock Exchange under the symbol "BQR," subject to notice of issuance.

        You should read this prospectus, which concisely sets forth information about the Trust, before deciding whether to invest in the common shares, and retain it for future reference. A Statement of Additional Information, dated September 25, 2007, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and, as amended from time to time, is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page 46 of this prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 882-0052 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call (202) 551-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. The Trust does not post a copy of the Statement of Additional Information on its website because the Trust's common shares are not continuously offered, which means the Statement of Additional Information will not be updated after completion of this offering and the information contained in the Statement of Additional Information will become outdated. The Trust's annual and semi-annual reports, when produced, will be available at the Trust's website (http://www.blackrock.com).

        The Trust's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(notes from previous page)

(1)
The Trust has granted the underwriters an option to purchase up to 1,560,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Trust will be $266,200,000, $11,979,000, $532,400 and $253,688,600, respectively. See "Underwriting."
(2)
BlackRock Advisors, LLC has agreed to pay from its own assets a structuring fee to Citigroup Global Markets Inc. and additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. BlackRock Advisors, LLC may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."
(3)
The Trust will pay offering expenses of the Trust (other than the sales load) up to an aggregate of $0.04 per share of the Trust's common shares. This $0.04 per common share amount includes the $0.005 per common share reimbursement of expenses to the underwriters and may include a reimbursement of BlackRock Advisors, LLC's expenses incurred in connection with the offering of the common shares. BlackRock Advisors, LLC has agreed to pay such offering expenses of the Trust to the extent they exceed $0.04 per share of the Trust's common shares. The aggregate offering expenses (other than the sales load) are estimated to be $1,415,104 or $0.12 per share. The aggregate offering expenses (other than the sales load) to be incurred by the Trust are estimated to be $470,000 or $0.04 per share. The aggregate offering expenses (other than the sales load) to be incurred by BlackRock Advisors, LLC on behalf of the Trust are estimated to be $945,104 or $0.08 per share.
(4)
The Trust will pay its organizational expenses in full out of its seed capital prior to completion of this offering.

ii

        You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

Summary
Summary of Trust Expenses
The Trust
Use of Proceeds
The Trust's Investments
Risks
How the Trust Manages Risk
Management of the Trust
Net Asset Value
Distributions
Dividend Reinvestment Plan
Description of Common Shares
Anti-Takeover Provisions in the Agreement and Declaration of Trust
Closed-End Fund Structure
Repurchase of Common Shares
Tax Matters
Underwriting
Custodian and Transfer Agent
Legal Opinions
Other Information
Table of Contents for the Statement of Additional Information

        Until October 20, 2007 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligations to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

iii

SUMMARY

        This is only a summary of certain information contained in this prospectus relating to BlackRock EcoSolutions Investment Trust. This summary may not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Trust

        BlackRock EcoSolutions Investment Trust is a diversified, closed-end management investment company with no operating history. Throughout the prospectus, we refer to BlackRock EcoSolutions Investment Trust simply as the "Trust" or as "we," "us" or "our." See "The Trust."

The Offering

        The Trust is offering 11,750,000 common shares of beneficial interest at $20.00 per share through a group of underwriters led by Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. The common shares of beneficial interest are called "common shares" in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Trust has given the underwriters an option to purchase up to 1,560,000 additional common shares to cover over-allotments. BlackRock Advisors has agreed to pay offering costs (other than the sales load) to the extent that offering costs (other than the sales load) and organizational expenses exceed $0.04 per common share. See "Underwriting."

Investment Objective

        The Trust's investment objective is to seek current income, current gains and long-term capital appreciation. "Current gains" means gains realized from the Trust's option strategy (described below) pursuant to which the Trust seeks to enhance quarterly distributions to investors. The Trust is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Trust will achieve its investment objective. The Trust's investment objective may be changed without shareholder approval. See "The Trust's Investments."

Investment Policies

        The Trust seeks to achieve its investment objective by investing substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments (as defined below) and utilizing an option strategy to enhance current gains.

        Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments. The Trust considers (i) the "New Energy" business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the "Water Resources" business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the "Agriculture" business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals;

and agricultural and food distribution. For purposes of the 80% policy above, a company is considered to be engaged in one or more of these business segments if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from one or more of the New Energy, Water Resources and Agriculture business segments; (ii) a third party has classified the company as being engaged in a New Energy, Water Resources or Agriculture business (e.g., classifications from one or more third party data providers including, without limitation, Bloomberg L.P., FactSet Research Systems Inc. and MSCI Barra); or (iii) the company has a new technology, product or business venture in the New Energy, Water Resources or Agriculture business segment that the Advisors believe may result in meaningful appreciation in the value of the company's securities. The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs"). Although the Trust intends to invest substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments, the Trust may invest up to 20% of its total assets in equity and debt securities issued by companies that are not engaged in such business segments, including up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds." For a description of the Trust's strategy for allocating its investments among business segments and selecting securities within each business segment, see "The Trust's Investments—Investment Philosophy."

        As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. This option strategy is intended to generate current gains from option premiums as a means to enhance quarterly distributions payable to the Trust's shareholders.

        A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust's custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees)) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

        A put option written by the Trust on a security is "covered" if the Trust segregates assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

        An index or sector-oriented option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as "index options."

        Under normal market conditions, the Trust generally intends to write covered call and put options with respect to approximately 30% to 40% of its total assets, although this percentage may vary from time to time with market conditions. Initially, the Trust anticipates writing covered call and put options with respect to approximately 33% of its total assets. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

        The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust.

        Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may use various other investment techniques, including options, futures, swaps and other derivatives transactions, for hedging and risk management purposes or to enhance total return. See "The Trust's Investments—Portfolio Composition—Strategic Transactions."

        The Trust currently does not intend to incur indebtedness or issue preferred shares for investment purposes.

Investment Advisor and Sub-Advisors

        The Trust's investment advisor is BlackRock Advisors. In addition, the Sub-Advisors will provide certain day-to-day investment management services to the Trust. BlackRock Advisors will receive an annual fee, payable monthly, in an amount equal to 1.20% of the average daily value of the Trust's net assets. BlackRock Advisors will pay a sub-advisory fee to each Sub-Advisor equal to 33% of the management fee received by the Advisor. See "Management of the Trust."

        As of June 30, 2007, BlackRock Advisors and its affiliated entities managed approximately $315 billion in equity securities. BlackRock has an experienced team of portfolio managers and research analysts.

Distributions

        Commencing with the Trust's initial distribution, the Trust intends to make a level distribution each quarter of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial quarterly distribution on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly distribution approximately 90 to 120 days after completion of this offering. The level distribution rate may be modified by the board of trustees from time to time.

        Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain more stable quarterly distributions, the Trust may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarterly period may be more or less than the amount of income and gains actually earned by the Trust during that period. Undistributed income and gains will add to the Trust's net asset value (and indirectly benefit the Advisors by increasing their fees) and, conversely, distributions from undistributed income and gains will deduct from the Trust's net asset value. See "Distributions."

        Shareholders will automatically have all distributions reinvested in common shares issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's dividend reinvestment plan, unless an election is made to receive cash. See "Dividend Reinvestment Plan."

Listing

        The Trust's common shares have been approved for listing on the New York Stock Exchange under the symbol "BQR," subject to notice of issuance. See "Description of Common Shares."

Custodian and Transfer Agent

        The Bank of New York will serve as the Trust's custodian and transfer agent. See "Custodian and Transfer Agent."

Market Price of Shares

        Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. Common shares of closed-end investment companies like the Trust that invest primarily in equity securities have during some periods traded at prices higher than their net asset value and during other periods traded at prices lower than their net asset value. The Trust cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Trust's common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity and market supply and demand. See "Risks," "Description of Common Shares" and the section of the Statement of Additional Information with the heading "Repurchase of Common Shares." The common shares are designed primarily for long-term investors; you should not purchase common shares of the Trust if you intend to sell them shortly after purchase.

Special Risk Considerations

        No Operating History.    The Trust is a diversified, closed-end management investment company with no operating history.

        Market Discount Risk.    As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset values. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

        Investment and Market Risk.    An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on securities exchanges or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions. Because the Trust normally intends to sell call options on a portion of its common stock portfolio, the Trust's appreciation potential from equity market performance will be more limited than if the Trust did not engage in selling call options.

        Common Stock Risk.    The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may significantly under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

        Business Segment Risks.    The Trust's investments will be concentrated in the New Energy, Water Resources and Agriculture business segments. These segments include companies from numerous industries. Often times the primary similarity among companies in one of these business segments is that they currently benefit or the Advisors believe they are positioned to benefit from a renewed emphasis on the environment, the efficient or environmentally sensitive production and distribution of energy, the purification or distribution of water or the production or transportation of agricultural products. Because of the diversity of companies and industries in these business segments, companies in which the Trust may invest are subject to a variety of different risks. Nevertheless, because the Trust's investments will be focused in specific business segments, the Trust may be subject to a greater degree to risks relating to these business segments than if it did not focus on particular business segments, and developments affecting any one of the business segments may have a larger impact on the Trust than on an investment company that does not focus its investments in such business segments. At times, the performance of companies in these business segments may lag behind the performance of other segments of the economy or the broader market as a whole.

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  Developing Industries and Technological Risk.    Many companies engaged in the New Energy, Water Resources and Agriculture business segments are focused on developing new technologies and are strongly influenced by technological changes. Technological advances can render existing products, which may account for a substantial portion of a company's revenue, obsolete. Product development efforts by companies in these business segments may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Such companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in these companies may be considerably more volatile than that in more established segments of the economy.

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  Regulatory Risk.    Many companies in the New Energy, Water Resources and Agriculture business segments are subject to significant federal, state and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and, with respect to New Energy and Water Resources companies, the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of such companies. Some companies in the New Energy, Water Resources and Agriculture business segments may be particularly susceptible to certain governmental developments, including, but not limited to, changes in legislation or regulations, government subsidy levels and environmental protection and conservation practices.

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  Infrastructure Risk.    Companies in the New Energy and Water Resources business segments may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in both developing or developed markets may constrain these companies' abilities to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products provided by companies in the New Energy or Water Resources business segments.

        Companies in each business segment in which the Trust will focus its investments also may be subject to risks unique to a particular business segment, such as:

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  New Energy Risks.    Companies in the New Energy business segment are susceptible to diminished availability of agricultural commodities for fuel production and changes in energy consumption patterns. Changes in energy conservation practices, the success of exploration projects and the demand for renewable or more efficient conventional energy may also substantially affect companies in the New Energy business segment. Changing sentiments about the effects of pollution or the likelihood of certain terrorist activities may affect the viability of technologies developed by companies in the New Energy business segment.

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  Water Resources Risks.    A decrease in the need for water for agricultural production and changing water conservation patterns may reduce demand for products and services provided by certain companies in the Water Resources business segment. Public skepticism about the scarcity of water may affect the viability of technologies developed by companies in the Water Resources business segment. Companies in the Water Resources business segment also may be affected by developments relating to sanitation and water purity, including developments relating to the effects of pollution or terrorist activity, and public perception relating to these developments.

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  Agriculture Risks.    Companies in the Agriculture business segment are susceptible to certain developments, such as the increased availability of food and other agricultural commodities, decreased demand for agricultural commodities for fuel production, changing dietary and consumption patterns and increased availability of food in food-scarce regions, which may reduce demand for products and services provided by companies in the Agriculture business segment. Companies in the Agriculture business segment also may be affected by developments relating to sanitation and food safety, including developments relating to pollution or the use of products such as pesticides and fertilizers, and public perception relating to these developments. Companies in the Agriculture business segment also are subject to risk relating to changing weather patterns and natural disasters.

        Non-U.S. Securities Risk.    The Trust may invest in securities issued by non-U.S. companies. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign currency exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) high and volatile rates of inflation; (x) fluctuating interest rates; (xi) less publicly available information; and (xii) different accounting, auditing and financial recordkeeping standards and requirements.

        Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

        As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

        Emerging Markets Risk.    Investing in securities of issuers based in underdeveloped or emerging markets entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. "Emerging market countries" generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

        Foreign Currency Risk.    Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Trust, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency.

        Risks Associated with the Trust's Option Strategy.    The ability of the Trust to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

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  Risks Associated with Options on Securities.    There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

    As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Trust experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Trust's shares, the Trust will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

    When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

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  Exchange-Listed Option Risks.    There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

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  Over-the-Counter Option Risk.    The Trust may write (sell) unlisted "over-the-counter" or "OTC" options to a significant extent. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

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  Index Option Risk.    The Trust may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

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  Tax Risk.    Income on options on individual stocks will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a "closing transaction" (as defined by applicable regulations) pursuant to which the Trust's obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

  Options on indices of securities and sectors of securities will generally be "marked-to-market" for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

        Small and Mid-Capitalization Stock Risk.    The Trust may invest in companies with small, medium and large capitalizations. Smaller and medium-sized company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

        Investments in Unseasoned Companies.    The Trust may invest in the securities of less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

        Non-Investment Grade Fixed-Income Securities Risk.    The Trust may invest up to 10% of its total assets in fixed-income securities that are rated below investment grade, which are commonly referred to as "junk bonds." Investments in lower grade fixed-income securities will expose the Trust to greater risks than if the Trust owned only higher grade fixed-income securities. Lower grade fixed-income securities, though high yielding, are characterized by greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for lower grade fixed-income securities may be less liquid than the market for higher rated fixed-income securities. Adverse conditions could make it difficult at times for the Trust to sell certain fixed-income securities or could result in lower prices than those used in calculating the Trust's net asset value. Because of the substantial risks associated with lower grade fixed-income securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

        Securities Lending Risk.    The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis, in which case the Trust may lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

        Distribution Risk.    If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. A "return of capital" means that the Trust will return to you a portion of the money you invested in the Trust instead of income or gains realized on the money you invested. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

        Strategic Transactions Risk.    The Trust may engage in various other portfolio strategies, including options, futures, swaps and other derivatives transactions ("Strategic Transactions"), for hedging and risk management purposes or to enhance total return. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

        Portfolio Turnover Risk.    The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. Although the Trust cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust which, when distributed to shareholders, will be taxable as ordinary income.

        Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

        Anti-Takeover Provisions.    The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

        Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Trust.

SUMMARY OF TRUST EXPENSES

        The following table shows the Trust's estimated expenses as a percentage of net assets attributable to common shares:

Shareholder Transaction Expenses

Percentage of Offering Price
Sales load paid by you (as a percentage of offering price)	4.50%
Offering expenses borne by the Trust (as a percentage of offering price)(1)(2)	0.20%
Dividend reinvestment plan fees(3)	None

Annual Expenses

Percentage of Net Assets Attributable to Common Shares
Management Fees	1.20%
Other Expenses	0.17%
Total Annual Expenses	1.37%

(1)
The Trust will pay and expense its organizational costs in full out of its seed capital prior to completion of this offering. BlackRock Advisors has agreed to pay offering costs, and not organization costs, of the Trust (other than the sales load) that, when added to the Trust's organizational costs, exceed $0.04 per common share (0.20% of the offering price). Assuming an offering of 11,750,000 common shares for $235,000,000, the total offering costs are estimated to be $1,415,104, $470,000 of which would be borne by the Trust (after taking into account organizational costs) and $945,104 of which would be paid by BlackRock Advisors.

(2)
BlackRock Advisors, LLC has agreed to pay from its own assets a structuring fee to Citigroup Global Markets Inc. and additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. BlackRock Advisors, LLC may pay commissions to employees of its affiliates that participate in the marketing of the Trust's common shares. See "Underwriting."

(3)
You will be charged a brokerage commission of $0.02 per share if you direct the Plan Agent (as defined below) to sell your common shares held in a dividend reinvestment account.

        The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues 11,750,000 common shares. See "Management of the Trust" and "Dividend Reinvestment Plan."

        The following example(4) illustrates the expenses (including the offering expenses borne by the Trust and the sales load of $45) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.37% of net assets and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$60	$88	$118	$204

(4)
The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE TRUST

        The Trust is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust was organized as a Delaware statutory trust on June 13, 2007, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Trust has no operating history. The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

USE OF PROCEEDS

        The net proceeds of this offering of common shares will be approximately $223,955,000 ($253,688,600 if the underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. The Trust will invest the net proceeds of this offering in accordance with the Trust's investment objective and policies as stated below. We currently anticipate that the Trust will be able to invest primarily in equity securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term debt securities.

THE TRUST'S INVESTMENTS

Investment Objective and Policies

        The Trust's investment objective is to seek current income, current gains and long-term capital appreciation. "Current gains" means gains realized from the Trust's option strategy (described below) pursuant to which the Trust seeks to enhance quarterly distributions to investors. There can be no assurance that the Trust will achieve its investment objective. The Trust's investment objective may be changed without shareholder approval.

        The Trust seeks to achieve its investment objective by investing substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments and utilizing an option strategy to enhance current gains.

        Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments. The Trust considers (i) the "New Energy" business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the "Water Resources" business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the "Agriculture" business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution. The Trust may invest in companies of any market capitalization located anywhere in the world. Although the Trust expects to invest primarily in companies located in developed countries, it may invest in companies located in emerging markets. Equity securities in which the Trust may invest include common stocks, preferred stocks, convertible securities, warrants, depository receipts, ETFs and equity interests in REITs. Although the Trust intends to invest substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments, the Trust may invest up to 20% of its total assets in equity and debt securities issued by companies that are not engaged in such business segments, including up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

        As part of its investment strategy, the Trust intends to write (sell) covered call and put options on individual common stocks, stock indices and stock sectors. This option strategy is intended to generate current gains from option premiums as a means to enhance quarterly distributions payable to the Trust's shareholders.

        A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, the Trust's custodian segregates sufficient cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees)) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

        A put option written by the Trust on a security is "covered" if the Trust segregates assets determined to be liquid by the Advisor (in accordance with procedures established by the board of trustees) equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above.

        An index or sector-oriented option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the applicable basket of securities. An index or sector call option also is covered if the Trust holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index or sector put option also is covered if the Trust holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, we refer to these types of options collectively as "index options."

        Under normal market conditions, the Trust generally intends to write covered call and put options with respect to approximately 30% to 40% of its total assets, although this percentage may vary from time to time with market conditions. Initially, the Trust anticipates writing covered call and put options with respect to approximately 33% of its total assets. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

        The Trust may invest in the securities of smaller, less seasoned companies. The Trust also may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust.

        Although not intended to be a significant element in the Trust's investment strategy, from time to time the Trust may engage in certain Strategic Transactions, including option, futures, swaps and other derivatives transactions, for hedging and risk management purposes or to enhance total return. See "The Trust's Investments—Portfolio Composition—Strategic Transactions."

        Although the Agreement and Declaration of Trust of the Trust provides that the board of trustees of the Trust may authorize the Trust to issue preferred shares or incur indebtedness, the Trust currently does not intend to issue preferred shares or incur indebtedness for investment purposes.

        The percentage limitations set forth in this prospectus apply at the time of investment, and the Trust will not be required to sell securities because of subsequent changes in market values.

        For a more complete discussion of the Trust's portfolio composition, see "The Trust's Investments—Portfolio Composition."

Investment Philosophy

        The Advisors believe current market dynamics in the New Energy, Water Resources and Agriculture business segments provide the opportunity for enhanced investment returns. The Advisors seek to take advantage of value dislocations through the combination of top-down macro analysis and bottom-up security selection. The knowledge and experience of the Advisors' portfolio management teams are used to evaluate the macro environment and assess its impact on these business segments. Within this framework, the Advisors seek to identify attractively valued securities with strong growth prospects through rigorous bottom-up fundamental research.

        The top-down component of the investment process is designed to assess the various interrelated macro variables affecting the New Energy, Water Resources and Agriculture business segments. By comparing the market's perception of these variables relative to the Advisors' outlook, the Advisors seek to identify value dislocations. The greater the conviction and value dislocation, the greater the potential investment returns.

        Bottom-up security selection is focused on identifying the most compelling investment opportunities within the New Energy, Water Resources and Agriculture business segments. The Advisors seek to identify reasonably-priced companies with attractive long-term prospects, quality management and strong cash-flow growth. The Advisors use quantitative measures such as price-to-earnings, price-to-book, price-to-cash-flow and debt-to-cash-flow ratios, net asset value and relative cash flows in order to identify such companies. The Advisors currently expect to reconsider at least quarterly the Trust's allocation of assets among the business segments in which it invests.

        Although the Trust intends to invest substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments, the Trust may invest up to 20% of its total assets in equity and debt securities issued by companies that are not engaged in such business segments. The Advisors may invest opportunistically in equity securities when their investment process has identified attractive equity securities that fall outside of these business segments. The Trust may also invest opportunistically in debt securities of any quality and maturity that fall within or without these business segments, including up to 10% of its total assets in non-investment grade debt securities, commonly known as "junk bonds."

Portfolio Composition

        The Trust's portfolio will be composed principally of the following investments. A more detailed description of the Trust's investment policies and restrictions and more detailed information about the Trust's portfolio investments are contained in the Statement of Additional Information.

    Equity Securities

        The Trust intends to invest primarily in equity securities, including common and preferred stocks, convertible securities, warrants, depository receipts, ETFs and equity interests in REITs. Common stock represents an equity ownership interest in a company. The Trust may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. Because the

Trust will ordinarily have substantial exposure to common stocks, historical trends would indicate that the Trust's portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. The Trust will also employ a strategy, as described below, of writing covered call options on common stocks.

        For more information regarding preferred stocks, convertible securities, warrants and depository receipts, see "Investment Policies and Techniques—Equity Securities" in the Statement of Additional Information.

    New Energy, Water Resources and Agriculture Companies

        Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments. The Trust considers (i) the "New Energy" business segment to include products, technologies and services connected to the efficient use of energy or to the provision or manufacture of alternative forms of energy (e.g., wind, solar and hydroelectric power), including renewable energy, energy infrastructure, energy generation and distribution and energy storage; (ii) the "Water Resources" business segment to include products, technologies and services connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, filtering, storage and distribution of water; water control; water surveys; water infrastructure; and the improvement of water quality; and (iii) the "Agriculture" business segment to include products, technologies and services connected to agricultural biotechnology and bioengineering; biofuel production and distribution; farm land and forestry; agricultural commodities and food; agricultural infrastructure; farm and other agricultural equipment; fertilizer and other agriculture-related chemicals; and agricultural and food distribution. For purposes of the 80% policy above, a company is considered to be engaged in one or more of these business segments if: (i) at least 50% of the company's assets, income, sales or profits are committed to or derived from one or more of the New Energy, Water Resources and Agriculture business segments; (ii) a third party has classified the company as being engaged in a New Energy, Water Resources or Agriculture business (e.g., classifications from one or more third party data providers including, without limitation, Bloomberg L.P., FactSet Research Systems Inc. and MSCI Barra); or (iii) the company has a new technology, product or business venture in the New Energy, Water Resources or Agriculture business segment that the Advisors believe may result in meaningful appreciation in the value of the company's securities.

    Non-U.S. Securities

        The Trust may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies or multinational currency units. The Trust may invest in non-U.S. securities of so-called emerging market issuers. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some non-U.S. issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most non-U.S. securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

        Because evidences of ownership of such securities usually are held outside the United States, the Trust would be subject to additional risks with respect to its investments in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

        Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

    Options

        An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options, may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option.

        If an option written by the Trust expires unexercised, the Trust realizes on the expiration date a capital gain equal to the premium received by the Trust at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Trust desires. The Trust will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Trust will realize a capital loss. Net gains from the Trust's option strategy will generally be short-term capital gains which, for U.S. federal income tax purposes, will constitute investment company taxable income and will not be eligible for the reduced rate applicable to qualified dividend income.

        Call Options and Covered Call Writing.    The Trust will follow a strategy known as "covered call option writing," which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Trust's shareholders. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

        A call option written by the Trust on a security is "covered" if the Trust owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisors (in accordance with procedures established by the board of trustees) in such amount are segregated by the Trust's custodian) upon conversion or exchange of other securities held by the Trust. A call option is also covered if the Trust holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors as described above. The Trust may not sell "naked" call options on individual securities, i.e., options representing more shares of the stock than are held in the Trust's portfolio.

        The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4) the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October 19, 2007 at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money." Most of the options that will be sold by the Trust are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called "in-the-money" and will be sold by the Trust as a defensive measure to protect against a possible decline in the underlying stock.

        The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock's value, regardless of the stock's performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would "break-even" thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium income from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor's downside protection is eliminated and the stock could eventually become worthless.

        For conventional listed call options, the option's expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against the Trust's stock holdings will be repurchased prior to the options' expiration dates, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Trust at the strike price if the stock traded at a higher price than the strike price. In general, the Trust intends to continue to hold its common stocks rather than allowing them to be called away by the option holders.

        Put Options.    Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. These strategies may produce a considerably higher return than the Trust's primary strategy of covered call writing but involve a higher degree of risk and potential volatility.

        The Trust will write (sell) put options on individual securities only if the put option is "covered." A put option written by the Trust on a security is "covered" if the Trust segregates assets determined to be liquid by the Advisors, as described above, equal to the exercise price. A put option is also covered if the Trust holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid by the Advisors, as described above.

        The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock's value as premium income. This example is not meant to represent the performance of any actual common stock, option contract or the Trust itself. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock's value, regardless of the stock's performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Trust would lose an amount equal to the amount by which the stock's price declined minus the premium paid to the Trust. The stock's price could lose its entire value, in which case the Trust would lose $33.90 ($35.00 minus $1.10).

        Options on Indices.    The Trust may sell call and put options on stock indices. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

        As the seller of an index call or put option, the Trust receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Trust, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Trust, the Trust will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Trust as the seller of the index call or put option.

        The Trust may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Trust's objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

        The Trust will cover its obligations when it sells index options. An index option is considered "covered" if the Trust maintains with its custodian assets determined to be liquid in an amount equal to the contract value of the index. An index call option also is covered if the Trust holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Trust in segregated assets determined to be liquid. An index put option also is covered if the Trust holds a put on the same index as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Trust in segregated assets determined to be liquid.

        Limitation on Option Writing Strategy.    Under normal market conditions, the Trust generally intends to write covered call and put options with respect to approximately 30% to 40% of its total assets, although this percentage may vary from time to time with market conditions. Initially, the Trust anticipates writing covered call and put options with respect to approximately 33% of its total assets. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

        The number of covered call and put options on securities the Trust can write is limited by the total assets the Trust holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. The Trust will not write "naked" or uncovered call or put options. Furthermore, the Trust's exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Trust may write or purchase may be affected by options written or purchased by other investment advisory clients of the Advisors. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    Non-Investment Grade Fixed-Income Securities

        The Trust may invest up to 10% of its total assets in fixed-income securities rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") and BB or lower by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Fitch Ratings ("Fitch") or fixed-income securities comparably rated by other rating agencies or in unrated fixed-income securities determined by BlackRock to be of comparable quality. Fixed-income securities rated Ba by Moody's are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Fixed-income securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Fixed-income securities rated C are regarded as having extremely poor prospects of ever attaining any real investment standing. Fixed-income securities rated D are in default and the payment of interest and/or repayment of principal is in arrears. When the Advisors believe it to be in the best interests of the Trust's shareholders, the Trust will reduce its investment in lower grade fixed-income securities.

        Lower grade fixed-income securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The secondary market for lower grade fixed-income securities may be less liquid than that of higher rated fixed-income securities. Adverse conditions could make it difficult at times for the Trust to sell certain fixed-income securities or could result in lower prices than those used in calculating the Trust's net asset value.

        The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, lower grade fixed-income securities may be relatively less sensitive to interest rate changes than higher quality fixed-income securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade fixed-income securities potentially can have a greater effect on the value of such fixed-income securities than may be the case with higher quality issues of comparable maturity and may be a substantial factor in the Trust's relative share price volatility.

        Lower grade fixed-income securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such fixed-income securities and may have an adverse impact on the value of such fixed-income securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such fixed-income securities to repay principal and pay interest thereon and increase the incidence of default for such fixed-income securities.

        The ratings of Moody's, S&P and the other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these fixed-income securities and the ability of the issuers of such fixed-income securities to pay interest and principal. To the extent that the Trust invests in lower grade fixed-income securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Trust invests in rated fixed-income securities.

    Securities Lending and Delayed Settlement Transactions

        The Trust may lend the securities it owns to others, which practice may provide the Trust an opportunity to earn additional income. Although the Trust will require the borrower of the securities to post collateral for the loan in accordance with market practice and the terms of the loan will require that the Trust be able to reacquire the loaned securities if certain events occur, the Trust is still subject to the risk that the borrower of the securities may default, which could result in the Trust losing money, which would result in a decline in the Trust's net asset value. The Trust may also purchase securities for delayed settlement. This means that the Trust is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

    Strategic Transactions

        In addition to the option strategy discussed above, the Trust may, but is not required to, use the Strategic Transactions described below for hedging and risk management purposes or to enhance total return. These Strategic Transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds, closed-end funds and other institutional investors. Although the Advisors may seek to use Strategic Transactions to further the Trust's investment objective, no assurance can be given that they will be successful.

        The Trust may purchase and sell futures contracts, options on futures contracts and forward foreign currency contracts, may enter into various interest rate, credit and other derivative transactions and may engage in swaps. The Trust also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Trust generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Trust's portfolio, protect the value of the Trust's portfolio, facilitate the sale of certain securities for investment purposes or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Trust may use Strategic Transactions to enhance potential gain although the Trust will commit variation margin for Strategic Transactions that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

        Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which ability cannot be assured. Thus, the use of Strategic Transactions may result in greater losses than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes. A more complete discussion of Strategic Transactions and their risks is contained in the Trust's Statement of Additional Information under the heading "Investment Policies and Techniques—Strategic Transactions and Risk Management."

    Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period

        During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a security, the Trust may deviate from its investment strategy and invest all or any portion of its assets in cash, cash equivalents or short-term debt instruments. See "Investment

Policies and Techniques—Cash Equivalents and Short-Term Debt Securities" in the Statement of Additional Information.

        The Advisors' determination that they are temporarily unable to follow the Trust's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Trust's investment strategy is extremely limited or absent. In such a case, shares of the Trust may be adversely affected and the Trust may not pursue or achieve its investment objective. The Advisors currently anticipate that these are the only circumstances in which the Trust will invest in short-term debt securities.

RISKS

No Operating History

        The Trust is a diversified, closed-end management investment company with no operating history.

Market Discount Risk

        As with any stock, the price of the Trust's shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and offering expenses paid by the Trust. Common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset values. The Trust's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

Investment and Market Risk

        An investment in the Trust's common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in common shares represents an indirect investment in the securities owned by the Trust, substantially all of which are traded on securities exchanges or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Trust dividends and distributions. Because the Trust normally intends to sell call options on a portion of its common stock portfolio, the Trust's appreciation potential from equity market performance will be more limited than if the Trust did not engage in selling call options.

Common Stock Risk

        The Trust will have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and in certain periods have significantly under-performed relative to fixed-income securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Trust. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Trust has exposure. Common stock prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Business Segment Risks

        The Trust's investments will be concentrated in the New Energy, Water Resources and Agriculture business segments. These segments include companies from numerous industries. Often times the primary similarity among companies in one of these business segments is that they currently benefit or the Advisors believe they are positioned to benefit from a renewed emphasis on the environment, the efficient or environmentally sensitive production and distribution of energy, the purification or distribution of water or the production or transportation of agricultural products. Because of the diversity of companies and industries in these business segments, companies in which the Trust may invest are subject to a variety of different risks. Nevertheless, because the Trust's investments will be focused in specific business segments, the Trust may be subject to a greater degree to risks relating to these business segments than if it did not focus on particular business segments, and developments affecting any one of the business segments may have a larger impact on the Trust than on an investment company that does not focus its investments in such business segments. At times, the performance of companies in these business segments may lag behind the performance of other segments of the economy or the broader market as a whole.

    Developing Industries and Technological Risk

        Many companies engaged in the New Energy, Water Resources and Agriculture business segments are focused on developing new technologies and are strongly influenced by technological changes. Technological advances can render existing products, which may account for a substantial portion of a company's revenue, obsolete. Product development efforts by companies in these business segments may not result in viable commercial products. These companies may bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Such companies may be in the early stages of operations and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in these companies may be considerably more volatile than that in more established segments of the economy.

    Regulatory Risk

        Many companies in the New Energy, Water Resources and Agriculture business segments are subject to significant federal, state and local government regulation, which may include how facilities are constructed, maintained and operated, environmental and safety controls and, with respect to New Energy and Water Resources companies, the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the operations and financial performance of such companies. Some companies in the New Energy, Water Resources and Agriculture business segments may be particularly susceptible to certain governmental developments, including, but not limited to, changes in legislation or regulations, government subsidy levels and environmental protection and conservation practices.

    Infrastructure Risk

        Companies in the New Energy and Water Resources business segments may be susceptible to reduced investment in public and private infrastructure projects, and a slowdown in new infrastructure projects in both developing or developed markets may constrain these companies' abilities to grow in global markets. Other developments, such as significant changes in population levels or changes in the urbanization and industrialization of developing countries, may reduce demand for products provided by companies in the New Energy or Water Resources business segments.

        Companies in each business segment in which the Trust will focus its investments also may be subject to risks unique to a particular business segment, such as:

    New Energy Risks

        Companies in the New Energy business segment are susceptible to diminished availability of agricultural commodities for fuel production and changes in energy consumption patterns. Changes in energy conservation practices, the success of exploration projects and the demand for renewable or more efficient conventional energy may also substantially affect companies in the New Energy business segment. Changing sentiments about the effects of pollution or the likelihood of certain terrorist activities may affect the viability of technologies developed by companies in the New Energy business segment.

    Water Resources Risks

        A decrease in the need for water for agricultural production and changing water conservation patterns may reduce demand for products and services provided by certain companies in the Water Resources business segment. Public skepticism about the scarcity of water may affect the viability of technologies developed by companies in the Water Resources business segment. Companies in the Water Resources business segment also may be affected by developments relating to sanitation and water purity, including developments relating to the effects of pollution or terrorist activity, and public perception relating to these developments.

    Agriculture Risks

        Companies in the Agriculture business segment are susceptible to certain developments, such as the increased availability of food and other agricultural commodities, decreased demand for agricultural commodities for fuel production, changing dietary and consumption patterns and increased availability of food in food-scarce regions, which may reduce demand for products and services provided by companies in the Agriculture business segment. Companies in the Agriculture business segment also may be affected by developments relating to sanitation and food safety, including developments relating to pollution or the use of products such as pesticides and fertilizers, and public perception relating to these developments. Companies in the Agriculture business segment also are subject to risk relating to changing weather patterns and natural disasters.

Non-U.S. Securities Risk

        The Trust may invest in non-U.S. securities. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to, (i) fluctuations in foreign currency exchange rates; (ii) future foreign economic, financial, political and social developments; (iii) different legal systems; (iv) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (v) lower trading volume; (vi) much greater price volatility and illiquidity of certain non-U.S. securities markets; (vii) different trading and settlement practices; (viii) less governmental supervision; (ix) high and volatile rates of inflation; (x) fluctuating interest rates; (xi) less publicly available information; and (xii) different accounting, auditing and financial recordkeeping standards and requirements.

        Certain countries in which the Trust may invest, especially emerging market countries, historically have experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of: (i) the possibility of expropriation or nationalization of assets; (ii) confiscatory taxation; (iii) difficulty in obtaining or enforcing a court judgment; (iv) economic, political or social instability; and (v) diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as: (i) growth of gross domestic product; (ii) rates of inflation; (iii) capital reinvestment; (iv) resources; (v) self sufficiency; and (vi) balance of payments position.

        As a result of these potential risks, the Advisors may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Trust may invest in countries in which foreign investors, including the Advisors, have had no or limited prior experience.

Emerging Markets Risk

        The Trust may invest in non-U.S. securities of issuers based in underdeveloped or emerging markets, which entails all of the risks of investing in securities of non-U.S. issuers to a heightened degree. "Emerging market" countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in lack of liquidity and an increase in price volatility; and (iii) certain national policies that may restrict the Trust's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Foreign Currency Risk

        Because the Trust may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Trust and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Trust's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. In addition, the Trust may enter into foreign currency transactions in an attempt to enhance total return, which may further expose the Trust to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Trust incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Trust to deliver or receive a specified currency. See "Risks—Strategic Transactions Risk."

Risks Associated with the Trust's Option Strategy

        The ability of the Trust to achieve current gains is partially dependent on successful implementation of its option strategy. Risks that may adversely affect the ability of the Trust to successfully implement its option strategy include the following:

    Risks Associated with Options on Securities

        There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

        As the writer of a covered call option, the Trust forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Trust writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Trust experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Trust's shares, the Trust will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

        When the Trust writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Trust could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Trust received when it wrote the option. While the Trust's potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Trust risks a loss equal to the entire exercise price of the option minus the put premium.

    Exchange-Listed Option Risks

        There can be no assurance that a liquid market will exist when the Trust seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Trust were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

        The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Trust's capital appreciation potential on the underlying security.

    Over-the-Counter Option Risk

        The Trust may write (sell) unlisted "over-the-counter" or "OTC" options to a significant extent. Options written by the Trust with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Trust may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Trust will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Trust's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Trust may be unable to liquidate an OTC option position.

    Index Option Risk

        The Trust may sell index call and put options from time to time. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Trust, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trust will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Trust for writing the option. The value of index options written by the Trust, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Trust on its common shares may be derived in part from the net index option premiums it receives from selling index call and put options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

    Tax Risk

        Income on options on individual stocks will not be recognized by the Trust for tax purposes until an option is exercised, lapses or is subject to a "closing transaction" (as defined by applicable regulations) pursuant to which the Trust's obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Trust from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Trust is exercised, the Trust may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Trust in the underlying security. In general, distributions received by shareholders of the Trust that are attributable to short-term capital gains recognized by the Trust from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

        Options on indices of securities and sectors of securities will generally be "marked-to-market" for U.S. federal income tax purposes. As a result, the Trust will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Trust to recognize gain in advance of the receipt of cash, the Trust may be required to dispose of investments in order to meet its distribution requirements.

Small and Mid-Capitalization Stock Risk

        The Trust may invest in companies with small, medium-sized and large capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium-sized company may affect its market price. The Trust may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public.

Investments in Unseasoned Companies

        The Trust may invest in the securities of less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Trust may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies may have substantially greater financial resources than many of the companies in which the Trust may invest.

Non-Investment Grade Fixed-Income Securities Risk

        The Trust may invest up to 10% of its total assets in fixed-income securities that are rated below investment grade, which are commonly referred to as "junk bonds." Investments in lower grade fixed-income securities will expose the Trust to greater risks than if the Trust owned only higher grade fixed-income securities. Lower grade fixed-income securities, though high yielding, are characterized by greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. The retail secondary market for lower grade fixed-income securities may be less liquid than the market for higher rated fixed-income securities. Adverse conditions could make it difficult at times for the Trust to sell certain fixed-income securities or could result in lower prices than those used in calculating the Trust's net asset value. Because of the substantial risks associated with lower grade fixed-income securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Securities Lending Risk

        The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust. Securities lending is subject to the risk that loaned securities may not be available to the Trust on a timely basis, in which case the Trust may lose the opportunity to sell the securities at a desirable price. Any loss in the market price of securities loaned by the Trust that occurs during the term of the loan would be borne by the Trust and would adversely affect the Trust's performance. Also, there may be delays in recovery, or no recovery, of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. These risks may be greater for non-U.S. securities.

Distribution Risk

        If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. A "return of capital" means that the Trust will return to you a portion of the money you invested in the Trust instead of income or gains realized on the money you invested. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

Strategic Transactions Risk

        Strategic Transactions in which the Trust may engage for hedging and risk management purposes or to enhance total return also involve certain risks and special considerations. Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Strategic Transactions depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Trust for investment purposes.

Portfolio Turnover Risk

        The Trust will engage in portfolio trading as dictated by its investment strategy, regardless of any income tax consequences or brokerage costs to shareholders. Although the Trust cannot accurately predict its annual portfolio turnover rate, it may be greater than 100%. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Trust's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in the realization of net short-term capital gains by the Trust, which, when distributed to shareholders, will be taxable as ordinary income.

Market Disruption and Geopolitical Risk

        The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Trust does not know how long the securities markets may be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions

        The Trust's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Trust or convert the Trust to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

HOW THE TRUST MANAGES RISK

Investment Limitations

        The Trust has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding common shares. See "Investment Objective and Policies" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Trust.

Strategic Transactions

        The Trust may use certain Strategic Transactions designed to preserve capital, including swaps, financial futures contracts, options on financial futures or options based on either an index of long-term securities or on taxable debt securities whose prices, in the opinion of the Advisors, correlate with the prices of the Trust's investments.

MANAGEMENT OF THE TRUST

Trustees and Officers

        The board of trustees is responsible for oversight of the Trust, including supervision of the duties performed by BlackRock. There are six trustees of the Trust. A majority of the trustees are not "interested persons" (as defined in the Investment Company Act) of the Trust (in such capacity, the "independent trustees"). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisors

        BlackRock Advisors acts as the Trust's investment advisor. BlackRock Investment Management, LLC and BlackRock Investment Management International, Limited act as the sub-advisors for the Trust. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809; BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; and BlackRock Investment Management International, Limited, located at 33 King William Street, London EC4R 9AS, United Kingdom, are wholly owned subsidiaries of BlackRock, Inc., which is one of the world's largest publicly-traded investment management firms. As of June 30, 2007, BlackRock, Inc.'s assets under management were approximately $1.230 trillion. The firm manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed-income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

        The BlackRock organization has over 18 years of experience managing closed-end products and, as of June 30, 2007, advised a closed-end family of 105 active funds with approximately $45.7 billion in assets. BlackRock Advisors and its affiliated entities had $315 billion in equity assets under management as of June 30, 2007, including $9.8 billion of assets across 14 equity closed-end funds. Headquartered in New York City, the firm has over 4,700 employees in 18 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

    BlackRock's Equity Capability

        BlackRock manages a full range of equity strategies that span the risk/return spectrum, including U.S. and non-U.S. large-, mid- and small-capitalization equities. BlackRock's equity products are distinct in their investment styles, risk tolerances and return objectives to reflect the different segments of the equity markets. BlackRock's equity strategies include both quantitative and fundamental investing. Quantitative strategies employ sophisticated, data-intensive models to drive the investment process. Fundamental investing emphasizes in-depth company and financial research as the basis of the stock selection process. BlackRock believes both quantitative and fundamental strategies can be effective in distinct asset classes and can offer investors specific risk and return advantages. BlackRock's Natural Resource Investment Teams manage over $35 billion in dedicated natural resource equity mandates.

    Portfolio Managers

        The Trust is co-managed by the BlackRock Investment Management, LLC Natural Resources Team, the BlackRock Investment Management International, Limited Natural Resources Team and the BlackRock Equity Derivatives Team.

        The BlackRock Investment Management, LLC Natural Resources Team will focus on the Water Resources business segment and will be led by Robert Shearer, Managing Director, and Kathleen Anderson, Director.

        Robert Shearer, a portfolio manager and a member of BlackRock's Natural Resources equity team, joined BlackRock following the merger with Merrill Lynch Investment Managers ("MLIM") in 2006. Prior to joining BlackRock, Mr. Shearer managed the Merrill Lynch World Natural Resources Portfolio at MLIM. Prior to joining MLIM, Mr. Shearer was a Vice President with David L. Babson & Company, Inc., a Vice President and Sector Manager with Concert Capital Management, Inc. and a Vice President with Fiduciary Trust Company International. Mr. Shearer earned a BSc degree in economics from the University of Wisconsin in 1978, an MA degree in international management from Thunderbird School of Global Management in 1982 and an MBA degree from the University of Wisconsin in 1985.

        Kathleen Anderson, a portfolio manager and a member of BlackRock's Natural Resources equity team, joined BlackRock following the merger with MLIM in 2006. Prior to joining BlackRock, Ms. Anderson managed the Utilities and Telecom Fund at MLIM. Ms. Anderson was a Director with MLIM from 2000 to 2006 and a Vice President with MLIM from 1994 to 2000. Ms. Anderson has been a portfolio manager since 1998 and was a research analyst with MLIM from 1993 to 1998. Ms. Anderson earned a BBA degree in economics and finance from Baruch College, The City University of New York, in 1980.

        The BlackRock Investment Management International, Limited Natural Resources Team will focus on the New Energy and Agriculture business segments, with Robin Batchelor, Managing Director, and Poppy Allonby, Director, covering the New Energy business segment and Graham Birch, Managing Director, and Richard Davis, Director, covering the Agriculture business segment.

        Robin Batchelor, a portfolio manager and a member of BlackRock's Natural Resources Equity team, joined BlackRock following the merger with MLIM in 2006. Mr. Batchelor co-manages the Merrill Lynch International Investment Funds ("MLIIF") World Energy, MLIIF New Energy, Portable Alpha Managers ("PAM") Energy and Merrill Lynch ("ML") New Energy Technology plc funds. Prior to joining BlackRock, Mr. Batchelor was a member of MLIM's Natural Resources team and co-managed the MLIIF World Energy, MLIIF New Energy, PAM Energy and ML New Energy Technology plc funds. Mr. Batchelor began his career with MLIM as an analyst. Mr. Batchelor earned a

BSc degree, with honors, in applied geology from Colorado State University and Glasgow University in 1995 and an MSc degree in investment analysis from Stirling University in 1996.

        Poppy Allonby, CFA, a portfolio manager and a member of BlackRock's Natural Resources Equity team, joined BlackRock following the merger with MLIM in 2006. Ms. Allonby is responsible for co-managing the MLIIF World Energy, MLIIF New Energy, PAM Energy and ML New Energy Technology plc funds. Prior to joining BlackRock, Ms. Allonby co-managed the Energy and New Energy Funds, PAM Energy, MLIIF New Energy and ML New Energy Technology plc funds. Ms. Allonby joined MLIM as an analyst on the U.S. Equity team, responsible for the basic materials, utilities and energy sectors. Ms. Allonby earned a BSc degree, with honors, in physics, from the Imperial College of Science and Technology in 2000.

        Graham Birch, PhD, the head of BlackRock's Natural Resources Equity team, joined BlackRock following the merger with MLIM in 2006. Mr. Birch is responsible for managing the ML Gold & General Fund and ML World Mining Trust, and he is a co-manager of BlackRock's Natural Resources Hedge Fund. Prior to joining BlackRock, Mr. Birch was the lead manager for the Merrill Lynch World Mining Trust, the Merrill Lynch Gold & General Fund and the ML Natural Resources Hedge Fund. Prior to joining MLIM, he worked as a mining equities analyst. Mr. Birch earned a BSc degree in mining geology from Imperial College in 1981, a BSc degree in marketing from Newcastle University in 1994 and a PhD degree in mining geology from Imperial College in 1984.

        Richard Davis, a portfolio manager and a member of BlackRock's Natural Resources Equity team, joined BlackRock following the merger with MLIM in 2006. Mr. Davis is responsible for managing the team's gold funds sold in Japan and Australia, including the BlackRock Gold Metal Open Fund, and he co-manages the BlackRock Natural Resources Hedge Fund. Mr. Davis is also responsible for the team's income products. Prior to joining BlackRock, Mr. Davis was a member of MLIM's Natural Resources team. Prior to joining MLIM, he worked as a geologist for three years. Mr. Davis earned a BA degree in geology from Trinity College in 1989 and an MSc degree in mineral exploration from Imperial College in 1990.

        The BlackRock Equity Derivatives Team will implement the Trust's option strategy. The Equity Derivatives Team will be led by Kyle McClements, CFA, Director. Prior to joining BlackRock in 2005, Mr. McClements was a Vice President and Senior Derivatives Strategist responsible for equity derivative strategy and trading in the Quantitative Equity Group at State Street Research. Prior to joining State Street Research in 2004, Mr. McClements was a Senior Trader/Analyst at Deutsche Asset Management, responsible for derivatives, equity program, technology and energy sector and foreign exchange trading. Mr. McClements earned a BA degree in economics and political science from the University of Pennsylvania in 1993 and an MBA degree in finance and corporate accounting from the University of Rochester in 1998.

        The Statement of Additional Information contains additional information about other accounts managed by the portfolio managers, the compensation of the portfolio managers and the portfolio managers' ownership of the common shares of the Trust.

Investment Management Agreements

        The Trust has agreed to pay BlackRock Advisors a management fee at an annual rate equal to 1.20% of the average daily value of the Trust's net assets. BlackRock Advisors will pay a sub-advisory fee to each Sub-Advisor equal to 33% of the management fee received by BlackRock Advisors. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust.

BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees. A discussion regarding the basis for the approval of the investment management agreements by the board of trustees will be available in the Trust's report to shareholders for the period ending October 31, 2007.

        In addition to the management fee paid to BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

NET ASSET VALUE

        The net asset value of the common shares of the Trust will be computed based upon the value of the Trust's portfolio securities and other assets. Net asset value per common share will be determined daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The Trust calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Trust (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Trust.

        The Trust values its investments primarily by using market quotations. Short-term debt investments having a remaining maturity of 60 days or less when purchased and debt investments originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any investments and other assets for which such current market quotations are not readily available are valued at fair value ("Fair Valued Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust's board of trustees. The Advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Valued Assets to a valuation committee comprised of officers and employees of the Advisors. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Valued Assets shall be subsequently reported to the Trust's board of trustees.

        Non-U.S. securities are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. OTC options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value.

        When determining the price for a Fair Valued Asset, the Advisors shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Advisors deem relevant.

DISTRIBUTIONS

        Commencing with the Trust's initial distribution, the Trust intends to make level cash distributions each quarter of all or a portion of its investment company taxable income to common shareholders. We expect to declare the initial quarterly distribution on the Trust's common shares within approximately 45 days after completion of this offering and to pay that initial quarterly distribution approximately 90 to 120 days after completion of this offering. The Trust will distribute to common shareholders at least annually all or substantially all of its investment company taxable income. The Trust intends to pay any capital gains distributions at least annually. The Investment Company Act generally limits the trust to one capital gain distribution per year, subject to certain exceptions. BlackRock has applied to the Securities and Exchange Commission for relief that would permit the Trust to distribute capital gains more frequently. There can be no assurance the Trust will receive such relief.

        The tax treatment and characterization of the Trust's distributions may vary significantly from time to time because of the varied nature of the Trust's investments. In light of the Trust's investment policies, the Trust anticipates that the Investment Company Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Trust will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Trust's distributions made in a calendar or taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Trust may make total distributions during a calendar or taxable year in an amount that exceeds the Trust's investment company taxable income and net capital gains for the relevant taxable year. In such situations, the amount by which the Trust's total distributions exceed its investment company taxable income and net capital gains would generally be treated as a tax-free return of capital, which means that such excess distributions would reduce the amount of a shareholder's tax basis in such shareholder's shares. Any such excess distributions that exceed such tax basis would be treated as gain from the sale of shares. If a shareholder's tax basis is so reduced, the shareholder would recognize greater gain or lower loss upon a future sale of such shareholder's shares. See "Tax Matters."

        Various factors will affect the level of the Trust's current income and current gains, such as its asset mix and the Trust's use of options. To permit the Trust to maintain a more stable quarterly distribution, the Trust may from time to time distribute less than the entire amount of income and gains earned in a particular period. The undistributed income and gains would be available to supplement future distributions. As a result, the distributions paid by the Trust for any particular quarter may be more or less than the amount of income and gains actually earned by the Trust during that quarter. Undistributed income and gains will add to the Trust's net asset value (and indirectly benefits the Advisors by increasing their fees) and, conversely, distributions from undistributed income and gains and from capital, if any, will deduct from the Trust's net asset value.

        BlackRock has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder that would permit the Trust to make periodic distributions of long-term capital gains provided that the distribution policy of the Trust with respect to its common shares calls for periodic (e.g., quarterly) distributions in an amount equal to a fixed percentage of the Trust's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount. The exemption also would permit the Trust to make distributions with respect to any preferred shares that may be issued by the Trust in accordance with such preferred shares' terms. No assurance can be given that the Securities and Exchange Commission will grant the exemption to the Trust.

        Shareholders will automatically have all dividends and distributions reinvested in common shares of the Trust issued by the Trust or common shares of the Trust purchased in the open market in accordance with the Trust's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."

DIVIDEND REINVESTMENT PLAN

        Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent (as defined below), all distributions declared for your common shares of the Trust will be automatically reinvested by The Bank of New York (the "Plan Agent"), agent for shareholders in administering the Trust's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Trust. If a registered owner of common shares elects not to participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by The Bank of New York, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions or by contacting The Bank of New York, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all distributions declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

        The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere.

        If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than or equal to 95% of the market price per common share plus estimated brokerage commissions on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

        If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

        In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis, but in no event more than 30 days after the payment date for such dividend (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Trust will pay quarterly dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

        The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

        In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

        There will be no brokerage charges with respect to common shares issued directly by the Trust as a result of dividends or capital gains distributions payable either in common shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to a brokerage commission of $0.02 per share if they direct the Plan Agent to sell their common shares held in a dividend reinvestment account.

        The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants. Notice will be sent to Plan participants of any amendments as soon as practicable after such action by the Trust.

        All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774 or by telephone at (866) 216-0242.

DESCRIPTION OF COMMON SHARES

        The Trust is a statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of June 13, 2007. The Trust is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

        The Trust has no present intention of offering any additional common shares other than the common shares it may issue under the Trust's Plan. Any additional offerings of common shares will require approval by the Trust's board of trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Trust's outstanding voting securities.

        The Trust's common shares have been approved for listing on the New York Stock Exchange under the symbol "BQR," subject to notice of issuance. Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Trust. See "Summary of Trust Expenses."

        Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Trust that invest predominantly in equity securities have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

ANTI-TAKEOVER PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

        The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

        In addition, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of common shares of the Trust.

        The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder; the issuance of any securities of the Trust to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Trust, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve month period; or the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than

2% of the total assets of the Trust, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

        To convert the Trust to an open-end investment company, the Trust's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Trust to an open-end investment company might not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 10 days' prior notice to all shareholders. Following any such conversion, it is possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objective and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

        For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

        The Agreement and Declaration of Trust also provides that the Trust may be dissolved upon the approval of 80% of the trustees.

        The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. For a more complete explanation, see the full text of these provisions in the Trust's Agreement and Declaration of Trust, which is on file with the Securities and Exchange Commission.

CLOSED-END FUND STRUCTURE

        The Trust is a diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, but closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

        Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Trust's board of trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Trust's board of trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The board of trustees might also consider converting the Trust to an open-end mutual fund, which would also require a vote of the shareholders of the Trust.

REPURCHASE OF COMMON SHARES

        Shares of closed-end investment companies often trade at a discount to their net asset value, and the Trust's common shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. See "Net Asset Value." Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares. This may have the effect of reducing any market discount from net asset value.

        There is no assurance that, if action is undertaken to repurchase or tender for common shares, such action will result in the common shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Trust's common shares, you should be aware that the acquisition of common shares by the Trust will decrease the capital of the Trust and, therefore, may have the effect of increasing the Trust's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act and the principal stock exchange on which the common shares are traded.

TAX MATTERS

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its shareholders (including shareholders owning large positions in the Trust). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in the Trust.

        The Trust intends to elect to be treated and to qualify each year for special tax treatment afforded a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Trust meets certain requirements that govern the Trust's source of income, diversification of assets and distribution of earnings to shareholders, the Trust will not be subject to U.S. federal income tax on taxable income distributed in a timely manner to its shareholders.

        Distributions paid to you by the Trust from its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) are generally taxable to you as ordinary income to the extent of the Trust's current and accumulated earnings and profits. Certain distributions (if designated by the Trust) may qualify (provided that holding period and other requirements are met by both the Trust and the shareholder) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from U.S. corporations, or (ii) in the case of individual shareholders (effective for taxable years beginning on or before December 31, 2010), as qualified dividend income eligible to be taxed at a maximum rate of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. If the Trust's qualified dividend income is less than 95% of its gross income, a shareholder of the Trust may include as qualified dividend income only that portion of the dividends that may be and is so designated by the Trust as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or foreign corporations the stock of which is readily tradable on an established securities market in the United States, provided that the dividend is paid in respect of such publicly traded stock). Dividend income attributable to short-term capital gain or from passive foreign investment companies and, in general, from REITs is not eligible for the reduced rate for qualified dividend income and is taxed as ordinary income. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss ("capital gain dividends"), including capital gain dividends credited to you but retained by the Trust, are taxable to you as long-term capital gain if they have been properly designated by the Trust, regardless of the length of time you have owned Trust shares. The maximum tax rate on capital gain dividends received by individuals generally is 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning before January 1, 2011. Distributions in excess of the Trust's current and accumulated earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Trust will provide you with a written notice designating the amount of any qualified dividend income, income eligible for the dividends received deduction and/or capital gain dividends and other distributions.

        The sale or other disposition of shares of the Trust will generally result in capital gain or loss to you (assuming the shares were held as a capital asset), and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of Trust shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of shares of the Trust will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at a maximum U.S. federal income tax rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a current maximum U.S. federal income tax rate of 15%.

        Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Trust. If the Trust pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Trust and received by you on December 31 of the year in which the dividend was declared.

        The Trust is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Trust's shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Trust and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

UNDERWRITING

        Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and A.G. Edwards & Sons, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, each underwriter named below has agreed to purchase, and the Trust has agreed to sell to that underwriter, the number of common shares set forth opposite the underwriter's name.

Underwriters	Number of Shares
Citigroup Global Markets Inc.	3,910,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	4,200,000
A.G. Edwards & Sons, Inc.	350,000
Robert W. Baird & Co. Incorporated	100,000
Banc of America Securities LLC	625,000
H&R Block Financial Advisors, Inc.	130,000
Crowell, Weedon & Co.	100,000
Ferris, Baker Watts, Incorporated	150,000
J.J.B. Hilliard, W.L. Lyons, Inc.	100,000
HSBC Securities (USA) Inc.	100,000
Janney Montgomery Scott LLC	100,000
Ladenburg Thalmann & Co. Inc.	100,000
Morgan Keegan & Company, Inc.	100,000
Oppenheimer & Co. Inc.	300,000
Raymond James & Associates, Inc.	315,000
RBC Capital Markets Corporation	200,000
Wedbush Morgan Securities Inc.	150,000
Wells Fargo Securities, LLC	100,000
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.	20,000
Chester Harris & Company, Incorporated	20,000
D.A. Davidson & Co.	20,000
David A. Noyes & Company	20,000
Deutsche Bank Securities Inc.	20,000
Dominick & Dominick LLC	20,000
Fifth Third Securities, Inc.	20,000
First Allied Securities, Inc.	20,000
First Southwest Company	20,000
Gilford Securities Incorporated	20,000
GunnAllen Financial, Inc.	20,000
Howe Barnes Hoefer & Arnett, Inc.	20,000
Huntleigh Securities Corporation	20,000
J.B. Hanauer & Co.	20,000
J.P. Turner & Company, L.L.C.	20,000
Johnston, Lemon & Co. Incorporated	20,000
M.L. Stern & Co., LLC	20,000
McGinn, Smith & Co., Inc.	20,000
Mesirow Financial, Inc.	20,000
National Securities Corporation	20,000
Newbridge Securities Corporation	20,000
Regal Securities, Inc.	20,000
SMH CAPITAL Inc.	20,000
Southwest Securities, Inc.	20,000
Stephens Inc.	20,000
Stone & Youngberg LLC	20,000
Strand, Atkinson, Williams & York, Inc.	20,000
TD Ameritrade, Inc.	20,000
Torrey Pines Securities, Inc.	20,000
Toussaint Capital Partners, LLC	20,000
William Blair & Company, L.L.C.	20,000

Total:	11,750,000

        The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the common shares (other than those covered by the over-allotment option described below) if they purchase any of the common shares.

        The underwriters propose to offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to dealers at the public offering price less a concession not to exceed $0.60 per share. The sales load the Trust will pay of $0.90 per share is equal to 4.50% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $0.10 per share on sales to other dealers. If all of the common shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any common shares purchased on or before September 28, 2007. The representatives have advised the Trust that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority. The representatives have advised us that the underwriters do not intend to confirm sales to discretionary accounts.

        BlackRock Advisors (and not the Trust) has agreed to pay from its own assets to Citigroup Global Markets Inc. a structuring fee for advice relating to the structure, design and organization of the Trust as well as services related to the sale and distribution of the Trust's common shares in the amount of $755,024. The structuring fee paid to Citigroup Global Markets Inc. will not exceed 0.3213% of the total public offering price of the common shares sold in this offering.

        BlackRock Advisors (and not the Trust) has agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Merrill Lynch, Pierce, Fenner & Smith Incorporated will receive a fee in an amount equal to 1.25% of the total price to the public of the common shares sold by Merrill Lynch, Pierce, Fenner & Smith Incorporated, which will not exceed 0.4939% of the total public offering price of the common shares sold in this offering. Merrill Lynch, Pierce, Fenner & Smith Incorporated is an indirect affiliate of BlackRock. See "Other Information."

        BlackRock Advisors (and not the Trust) has agreed to pay a commission to certain wholesalers of its broker-dealer affiliate, BlackRock Investments, Inc., that participate in the marketing of the Trust's common shares, which commissions will not exceed 0.16% of the total public offering price of the common shares sold in this offering. The Trust may reimburse BlackRock for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the other offering expenses of the Trust do not equal or exceed the $0.04 per common share the Trust has agreed to pay for the offering expenses of the Trust.

        The total amount of the underwriter compensation payments described above will not exceed 0.9752% of the total public offering price of the common shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of common shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than 5.5066% of the total public offering price of the common shares sold in this offering.

        The Trust has granted to the underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to 1,560,000 additional common shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional common shares approximately proportionate to that underwriter's initial purchase commitment.

        The Trust and the Advisors have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., on behalf of the underwriters, dispose of or hedge any common shares or any securities convertible into or exchangeable for common shares, provided, however, that the Trust may issue and sell common shares pursuant to the Trust's Dividend Reinvestment Plan. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to these agreements at any time without notice.

        Prior to the offering, there has been no public market for the common shares. Consequently, the initial public offering price for the common shares was determined by negotiation among the Trust, BlackRock Advisors and the representatives. There can be no assurance, however, that the price at which the common shares will sell in the public market after this offering will not be lower than the price at which they are sold by the underwriters or that an active trading market in the common shares will develop and continue after this offering. The common shares have been authorized for listing on the New York Stock Exchange under the symbol "BQR," subject to official notice of issuance. The underwriters have undertaken to sell common shares to a minimum of 400 beneficial owners in lots of 100 or more common shares to meet the New York Stock Exchange distribution requirements for trading.

        The following table shows the sales load that the Trust will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional common shares.

	Paid by Trust
	No Exercise	Full Exercise
Per share	$0.90	$0.90
Total	$10,575,000	$11,979,000

        The Trust and the Advisors have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

        Certain underwriters may make a market in the common shares after trading in the common shares has commenced on the New York Stock Exchange. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the common shares as a result of any market-making activities undertaken by any underwriter. This prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the common shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

        In connection with the offering, Citigroup Global Markets Inc., on behalf of itself and the other underwriters, may purchase and sell common shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common shares in excess of the number of common shares to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of common shares made in an amount up to the number of common shares represented by the underwriters' over-allotment option. In determining the source of common shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common shares available for purchase in the open market as compared to the price at which they may purchase common shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of common shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make "naked" short sales of common shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of common shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of common shares in the open market while the offering is in progress.

        The underwriters may impose a penalty bid. Penalty bids permit the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing common shares in this offering if the syndicate repurchases common shares to cover syndicate short positions or to stabilize the purchase price of the common shares.

        Any of these activities may have the effect of preventing or retarding a decline in the market price of common shares. They may also cause the price of common shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

        A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than the prospectus in electronic format, the information on any such underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of common shares to underwriters for sale to their online brokerage account holders. The representatives will allocate common shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, common shares may be sold by the underwriters to securities dealers who resell common shares to online brokerage account holders.

        Prior to the initial public offering of common shares, an affiliate of the Advisor purchased common shares from the Trust in an amount satisfying the net worth requirements of Section 14(a) of the Investment Company Act.

        The Trust anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Trust's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

        Certain underwriters may, from time to time, engage in transactions with or perform services for the Advisor and its affiliates in the ordinary course of business.

        The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is Four World Financial Center, 250 Vesey Street, New York, New York 10080. The principal business address of A.G. Edwards & Sons, Inc. is One North Jefferson Avenue, St. Louis, Missouri 63103.

CUSTODIAN AND TRANSFER AGENT

        The Bank of New York, located at 101 Barclay Street, New York, New York 10286, will be the custodian of the Trust's assets. The Bank of New York will also serve as the Trust's Transfer Agent with respect to the common shares.

LEGAL OPINIONS

        Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York and for the underwriters by Simpson Thacher & Bartlett LLP, New York, New York. Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

OTHER INFORMATION

        Merrill Lynch & Co., Inc. is the ultimate parent company of one of the underwriters participating in the Trust's offering of common shares described in this prospectus. Merrill Lynch & Co., Inc. owns no more, on a fully diluted basis, than 49.8% of the total capital stock of BlackRock, Inc., the ultimate parent company of the Advisors, and no more than 45% of BlackRock, Inc.'s voting power.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds
Investment Objective and Policies
Investment Policies and Techniques
Other Investment Policies and Techniques
Management of the Trust
Portfolio Transactions and Brokerage
Description of Shares
Repurchase of Common Shares
Tax Matters
Experts
Additional Information
Report of Independent Registered Public Accounting Firm
Financial Statements
Appendix A—General Characteristics and Risks of Strategic Transactions
Appendix B—Proxy Voting Policies and Procedures
Appendix C—Ratings of Investments

11,750,000 Shares

BlackRock EcoSolutions Investment Trust

Common Shares

$20.00 per share

PROSPECTUS
September 25, 2007

Citi
Merrill Lynch & Co.
A.G. Edwards
Robert W. Baird & Co.
Banc of America Securities LLC
H&R Block Financial Advisors, Inc.
Crowell, Weedon & Co.
Ferris, Baker Watts
Incorporated
 J.J.B. Hilliard, W.L. Lyons, Inc.
HSBC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Morgan Keegan & Company, Inc.
Oppenheimer & Co.
Raymond James
RBC Capital Markets
Wedbush Morgan Securities Inc.
Wells Fargo Securities

STATEMENT OF ADDITIONAL INFORMATION

        BlackRock EcoSolutions Investment Trust (the "Trust") is a newly organized, diversified, closed-end management investment company with no operating history. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated September 25, 2007. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (800) 882-0052. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

Use of Proceeds
Investment Objective and Policies
Investment Policies and Techniques
Other Investment Policies and Techniques
Management of the Trust
Portfolio Transactions and Brokerage
Description of Shares
Repurchase of Common Shares
Tax Matters
Experts
Additional Information
Report of Independent Registered Public Accounting Firm
Financial Statements
Appendix A—General Characteristics and Risks of Strategic Transactions
Appendix B—Proxy Voting Policies and Procedures
Appendix C—Ratings of Investments

This Statement of Additional Information is dated September 25, 2007.

USE OF PROCEEDS

        Pending investment in securities that meet the Trust's investment objective and policies, the net proceeds of this offering will be invested in short-term debt securities of the type described below under "Investment Policies and Techniques—Cash Equivalents and Short-Term Debt Securities." We currently anticipate that the Trust will be able to invest primarily in securities that meet the Trust's investment objective and policies within approximately three months after the completion of this offering.

INVESTMENT OBJECTIVE AND POLICIES

        The Trust's investment objective is to seek current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing substantially all of its assets in equity securities issued by companies that are engaged in one or more of the New Energy, Water Resources and Agriculture business segments and utilizing an option strategy to enhance current gains.

Investment Restrictions

        Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and any preferred shares, if any, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, if any, voting as a separate class:

  (1)
  invest 25% or more of the value of its total assets in any single industry or group of related industries;

  (2)
  with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any single issuer or purchase more than 10% of the outstanding securities of any one issuer;

  (3)
  issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when issued and forward commitment transactions and similar investment strategies;

  (4)
  make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt securities or the entry into repurchase agreements;

  (5)
  underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities or the sale of its own securities, the Trust may be deemed to be an underwriter;

  (6)
  purchase or sell real estate, except that the Trust may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts and real estate operating companies, and instruments secured by real estate or interests therein and the Trust may acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Trust's ownership of such other assets; or

  (7)
  purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

        When used with respect to particular shares of the Trust, "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting of shareholders, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Except for the fundamental policies disclosed above, all other policies of the Trust disclosed herein and in the Trust's prospectus are non-fundamental policies which may be changed by the board of trustees of the Trust without shareholder approval.

        The Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

  (1)
  make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities of an issuer does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

  (2)
  purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act or any rules promulgated or exemptive relief obtained thereunder. As a shareholder in any investment company, the Trust may bear its ratable share of that investment company's expenses, and may remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of leverage. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares; and

  (3)
  issue senior securities or borrow money for investment purposes (other than in connection with hedging transactions, short sales, securities lending, when issued or forward commitment transactions and similar investment strategies).

        In addition, to comply with U.S. federal income tax requirements for qualification as a regulated investment company, the Trust's investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the Trust's total assets are invested (i) in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and determined to be engaged in the same, similar or related trades or businesses or (ii) in the securities of one or more "qualified publicly traded partnerships" (as defined under Section 851(h) of the Internal Revenue Code of 1986, as amended (the "Code")) and (b) with regard to at least 50% of the value of the Trust's total assets, no more than 5% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of a single issuer and no investment represents more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the trustees to the extent appropriate in light of changes to applicable tax requirements.

        The Investment Company Act requires the Trust to state as a fundamental policy its policy with respect to concentrating its investments in any single industry or group of industries. Based on guidance published by the Securities and Exchange Commission, the Trust uses Standard Industrial Classification ("SIC") codes, which are the industry codes companies use when they make certain filings with the Securities and Exchange Commission, to determine its compliance with its fundamental policy of not concentrating its investments in any industry. The Trust does not treat the New Energy, Water Resources or Agriculture business segments as "industries" for purposes of this restriction. Each of these business segments includes a broad range of companies and, although each company in the New Energy, Water Resources or Agriculture business segments will derive a significant portion of its revenue, have a significant portion of its assets or, in the view of the Advisors, have significant business prospects in the respective business segment, these companies fall within numerous, and often times very different, industries as defined by SIC codes. For example, companies in the Trust's model portfolio that fall in the New Energy business segment include companies in seventeen different industries as defined by SIC codes, including Industrial Organic Chemicals, Electric Services, Rolling, Drawing, and Extruding of Nonferrous Metals, Steam, Gas and Hydraulic Turbines and Heavy Construction. (The model portfolio is not determinative of the companies in which the Trust will invest and no assurance can be made that the Trust will invest in companies in all or any of these industries.) Moreover, as technology changes, the Trust may invest in new companies which may fall within these or other industries, and the Trust will not be constrained as to the types of industries in which it may invest. Accordingly, although the Trust will not invest more than 25% of its total assets in any one industry or group of related industries as defined by SIC codes, it will invest more than 80%, and therefore more than 25%, of its total assets in these broad business segments.

        The percentage limitations applicable to the Trust's portfolio described in the prospectus and this Statement of Additional Information apply only at the time of investment and the Trust will not be required to sell securities due to subsequent changes in the value of securities it owns.

INVESTMENT POLICIES AND TECHNIQUES

        The following information supplements the discussion of the Trust's investment objective, policies and techniques that are described in the prospectus.

Cash Equivalents and Short-Term Debt Securities

        For temporary defensive purposes or to keep cash on hand, the Trust may invest up to 100% of its total assets in cash equivalents and short-term debt securities. Cash equivalents and short-term debt investments are defined to include, without limitation, the following:

  (1)
  U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration and Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

  (2)
  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

  (3)
  Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to temporarily invest available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. The Advisors monitor the value of the collateral at the time the action is entered into and on a daily basis during the term of the repurchase agreement. The Advisors do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

  (4)
  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. The Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continually monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

  (5)
  Money market funds, which are a type of mutual fund that is required by law to invest in low risk securities Money market funds typically invest in government securities, certificates of deposits, commercial paper of companies, and other highly liquid and low risk securities.

Equity Securities

        While the Trust will primarily invest in common stocks, it may also invest in other equity securities, including preferred stocks, convertible securities, warrants, depository receipts, exchange-traded funds ("ETFs") and equity interests in real estate investment trusts ("REITs").

    Preferred Stock

        Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

    Convertible Securities

        A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument.

    Warrants

        Warrants are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that the Trust could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the warrants' expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

    Depository Receipts

        The Trust may invest in both sponsored and unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs, which are sometimes referred to as Continental Depository Receipts, are receipts issued in Europe, typically by non-U.S. banks and trust companies, that evidence ownership of either non-U.S. or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Investments in ADRs, EDRs and GDRs present additional investment considerations of non-U.S. securities.

    ETFs

        The Trust may invest in ETFs, which are investment companies that aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively managed and their shares are traded on a national exchange or The NASDAQ Stock Market, Inc. ("NASDAQ"). ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Trust, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Trust's own operations.

    REITs

        In pursuing its investment strategy, the Trust may invest in equity interests in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor's capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Trust from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Trust's investment strategy results in the Trust investing in REIT shares, the percentage of the Trust's dividend income received from REIT shares will likely exceed the percentage of the Trust's portfolio which is comprised of REIT shares. Generally, dividends received by the Trust from REIT shares and distributed to the Trust's shareholders will not constitute "qualified dividend income" eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Trust that shareholders of the Trust receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.

Strategic Transactions and Risk Management

        Consistent with its investment objective and policies set forth herein and in its prospectus, and in addition to its option strategy, the Trust may also enter into certain transactions for hedging and risk management purposes or to enhance total return. In particular, the Trust may purchase and sell futures contracts, options on futures contracts and forward foreign currency contracts, may enter into various interest rate, credit and other derivative transactions and may engage in swaps (collectively, "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of the Trust's portfolio resulting from fluctuations in the securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. Any or all of these Strategic Transactions may be used at any time. There is no particular strategy that requires use of one technique rather than another. Use of any Strategic Transaction is a function of market conditions. The ability of the Trust to manage them successfully will depend on the Advisors' ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. The Strategic Transactions that the Trust may use are described below. Although the Trust recognizes it is not likely that it will use certain of these strategies in light of its investment policies, it nevertheless describes them here because the Trust may seek to use these strategies in certain circumstances.

    Futures Contracts and Options on Futures Contracts

        In connection with its Strategic Transactions and other risk management strategies, the Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of securities, aggregates of securities or indices or prices thereof, other financial indices and U.S. Government debt securities or options on the above.

    Forward Foreign Currency Contracts

        The Trust may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered into. Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Trust may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Trust intends to acquire. The Trust may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency. The Trust may also use forward currency contracts to shift the Trust's exposure to foreign currency exchange rate changes from one currency to another. For example, if the Trust owns securities denominated in a foreign currency and the Advisors believe that currency will decline relative to another currency, the Trust might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second currency. The Trust may also purchase forward currency contracts to enhance income when the Advisors anticipate that the foreign currency will appreciate in value but securities denominated in that currency do not present attractive investment opportunities. The Trust may also use forward currency contracts to offset against a decline in the value of existing investments denominated in a foreign currency. Such a transaction would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Trust could also enter into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Trust's existing investments are denominated. This type of transaction could offer advantages in terms of cost, yield or efficiency, but may not offset currency exposure as effectively as a simple forward currency transaction to sell U.S. dollars. This type of transaction may result in losses if the currency sold does not perform similarly to the currency in which the Trust's existing investments are denominated. The Trust may also use forward currency contracts in one currency or a basket of currencies to attempt to offset against fluctuations in the value of securities denominated in a different currency if the Advisors anticipate that there will be a correlation between the two currencies.

        The cost to the Trust of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Trust enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Trust will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Trust might be unable to close out a forward currency contract. In either event, the Trust would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Trust might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term strategy is highly uncertain.

    Interest Rate Transactions

        The Trust may enter into interest rate swaps and purchase or sell interest rate caps and floors primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust intends to use these transactions for risk management purposes and not as a speculative investment. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

        The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is offsetting volatility with respect to its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. Inasmuch as these Strategic Transactions are entered into for good faith risk management purposes, the Advisors and the Trust believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

    Credit Derivatives

        The Trust may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Advisors are incorrect in their forecasts of default risks, market spreads or other applicable factors, the investment performance of the Trust would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Advisors are correct in their forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being purchased. There is no limit on the amount of credit derivative transactions that may be entered into by the Trust. The Trust's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Trust purchases a default option on a security, and if no default occurs with respect to the security, the Trust's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Trust's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option protects.

    New Products

        The financial markets continue to evolve and financial products continue to be developed. The Trust reserves the right to invest in new financial products as they are developed or become more widely accepted. As with any new financial product, these products will entail risks, including risks to which the Trust currently is not subject.

        Appendix A contains further information about the characteristics, risks and possible benefits of Strategic Transactions and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Strategic Transactions are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Advisors; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

        Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Strategic Transactions. See "Tax Matters."

OTHER INVESTMENT POLICIES AND TECHNIQUES

Short Sales

        The Trust may engage in short sales of securities. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales for risk management purposes, to maintain portfolio flexibility or to enhance total return.

        When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

        The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities. The Trust will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

        If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

        The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities of an issuer exceeds 25% of the issuer's outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Restricted and Illiquid Securities

        Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

        The Trust may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to acquire the security or to offset against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will designate on its books and records cash or liquid debt securities equal to at least the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Reverse Repurchase Agreements

        The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may designate on its books and records liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

        If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

        As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Advisors, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. The Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Advisors will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Securities

        The Trust may lend its portfolio securities to banks or dealers which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with requirements of the Investment Company Act and any rules promulgated under or exemptive relief from the Investment Company Act. The Investment Company Act currently requires that (i) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis); (iii) the loan be made subject to termination by the Trust at any time; and (iv) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by the Advisors and will be considered in making decisions with respect to lending securities, subject to review by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

        The Trust will lend securities through an affiliate of BlackRock pursuant to the terms of an exemptive order under the Investment Company Act pursuant to which the affiliate will receive compensation at market rates.

MANAGEMENT OF THE TRUST

Investment Management Agreement

        BlackRock Advisors, LLC ("BlackRock Advisors") will devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust. However, the services of BlackRock Advisors are not exclusive, and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

        The investment management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

        The investment management agreement was approved by the Trust's board of trustees, including a majority of the trustees who are not parties to the agreement or "interested persons" of any such party (as such term is defined in the Investment Company Act) (in such capacity, the "independent trustees"), in principle at a meeting of the board of trustees held on July 16, 2007. The agreement provides for the Trust to pay a management fee at an annual rate equal to 1.20% of the average daily value of the Trust's net assets. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to BlackRock Advisors by the Trust. BlackRock Advisors currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

        The investment management agreement was approved by the sole common shareholder of the Trust as of July 16, 2007. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other (which may be waived by the non-terminating party). The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreements

        Pursuant to separate sub-investment advisory agreements (collectively, "the sub-investment advisory agreements"), BlackRock Advisors has appointed BlackRock Investment Management, LLC and BlackRock Investment Management International, Limited (collectively, the "Sub-Advisors") to perform the day-to-day investment management of the Trust. BlackRock Advisors will pay a sub-advisory fee to each Sub-Advisor equal to 33% of the management fee.

        The sub-investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the Sub-Advisors' obligations thereunder, the Trust will indemnify the Sub-Advisors, their directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

        The Sub-Advisors will devote such time and effort to the business of the Trust as is reasonably necessary to perform their duties to the Trust. However, the services of the Sub-Advisors are not exclusive, and the Sub-Advisors provide similar services to other investment companies and other clients and may engage in other activities.

        The sub-investment advisory agreements were approved by the Trust's board of trustees, including a majority of the independent trustees, in principle at a meeting held on July 16, 2007. In addition, with the approval of the board of trustees, including a majority of the independent trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by the Sub-Advisors who devote substantial time to Trust operations may be reimbursed, at cost, to the Sub-Advisors by the Trust. Each Sub-Advisor currently anticipates that it may be reimbursed for employees who provide pricing, secondary market support and compliance services to the Trust, subject to the approval of the board of trustees, including a majority of the independent trustees.

        The sub-investment advisory agreements were approved by the sole common shareholder of the Trust as of July 16, 2007. Each sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each sub-investment advisory agreement may be terminated as a whole at any time by the Trust or by BlackRock Advisors without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trusts, or the respective Sub-Advisor, on 60 days' written notice by any party to the other (which may be waived by the non-terminating party). Each sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Matters Considered by the Board

        A discussion regarding the basis for the approval of the investment management and sub-investment advisory agreements by the Board will be available in the Trust's report to shareholders for the period ending October 31, 2007.

Trustees and Officers

        The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees which sets broad policies for the Trust and chooses its officers. Below is a list of the trustees and officers of the Trust and their present positions and principal occupations during the past five years. The business address of the Trust and BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

        The trustees listed below are either trustees or directors of other closed-end funds in which BlackRock Advisors acts as investment advisor.

Name, Address, Age and Position(s) Held With Registrant	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Richard E. Cavanagh P.O. Box 4546 New York, NY 10163-4546 Age: 61 Lead Independent Trustee Audit Committee Chairman	3 years(1)(2)
		Retired. President and Chief Executive Officer of The Conference Board, Inc., a leading global business research organization, from 1995 to 2007. Former Executive Dean of the John F. Kennedy School of Government at Harvard University from 1988 to 1995. Acting Director, Harvard Center for Business and Government from 1991-1993. Former Partner (principal) of McKinsey & Company, Inc. (a consulting company) from 1980 to 1988. Former Executive Director of Federal Cash Management, White House Office of Management and Budget from 1977 to 1979. Co-author, The Winning Performance (best selling management book published in 13 national editions).	60	Trustee of Aircraft Finance Trust (AFT) and Educational Testing Service (ETS). Director of Arch Chemical, Fremont Group and The Guardian Life Insurance Company of America.
Kent Dixon P.O Box 4546 New York, NY 10163-4546 Age: 70 Trustee Audit Committee Member	3 years(1)(2)	Consultant/Investor. Former President and Chief Executive Officer of Empire Federal Savings Bank of America and Banc PLUS Savings Association. Former Chairman of the Board, President and Chief Executive Officer of Northeast Savings.	60	Former Director of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).
Frank J. Fabozzi P.O Box 4546 New York, NY 10163-4546 Age: 58 Trustee Audit Committee Member	3 years(1)(2)	Consultant. Editor of The Journal of Portfolio Management and Frederick Frank Adjunct Professor of Finance at the School of Management at Yale University. Author and editor of several books on fixed income portfolio management. Visiting Professor of Finance and Accounting at the Sloan School of Management, Massachusetts Institute of Technology from 1986 to August 1992.	60	None.

Kathleen F. Feldstein P.O Box 4546 New York, NY 10163-4546 Age: 66 Trustee	3 years(1)(2)	President of Economic Studies, Inc., a Belmont, MA-based private economic consulting firm, since 1987; Chair, Board of Trustees, McLean Hospital in Belmont, MA since 2000.	60
				Director of The McClatchy Company. Trustee of Partners Community Healthcare, Inc., the Museum of Fine Arts, Boston, and of the Committee for Economic Development; Corporation Member, Partners HealthCare and Sherrill House; Member of the Visiting Committee of the Harvard University Art Museums and of the Advisory Board to the International School of Business at Brandeis University.
R. Glenn Hubbard P.O Box 4546 New York, NY 10163-4546 Age: 48 Trustee	3 years(1)(2)
		Dean of Columbia Business School since July 1, 2004. Columbia faculty member since 1988. Co-director of Columbia Business School's Entrepreneurship Program from 1997 to 2004. Visiting Professor at the John F. Kennedy School of Government at Harvard University and the Harvard Business School, as well as the University of Chicago. Visiting scholar at the American Enterprise Institute in Washington and member of International Advisory Board of the MBA Program of Ben-Gurion University. Deputy Assistant Secretary of the U.S. Treasury Department for Tax Policy from 1991 to 1993. Chairman of the U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.	60
				Director of Metropolitan Life Insurance Company, ADP, Dex Media, KKR Financial Corporation, and Ripplewood Holdings. Member of Board of Directors of Duke Realty. Formerly on the advisory boards of the Congressional Budget Office, the Council on Competitiveness, the American Council on Capital Formation, the Tax Foundation and the Center for Addiction and Substance Abuse. Trustee of Fifth Avenue Presbyterian Church of New York and the Economic Club of Capmark, New York.
INTERESTED TRUSTEE:
Richard Davis** Age: 61 Trustee and Chairman of the Board	N/A	Managing Director of BlackRock, Inc. since 2005. Chief Executive Officer and Chairman of the Board of Trustees of State Street Research & Management Company from 2000 to 2005. Senior Vice President of Metropolitan Life Insurance Company from 1999 to 2000. Chairman of SSR Realty from 2000 to 2004.	1	None.

*
Includes the Trust.

**
"Interested person" of the Trust as defined in the Investment Company Act. Mr. Davis is an interested person due to his employment with the Advisor.

(1)
After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he or she serves:

—
Messrs. Cavanagh and Hubbard, as Class I trustees, are expected to stand for re-election at the Trust's 2008 annual meeting of shareholders;

—
Messrs. Davis and Fabozzi, as Class II trustees, are expected to stand for re-election at the Trust's 2009 annual meeting of shareholders; and

—
Mr. Dixon and Ms. Feldstein, as Class III trustees, are expected to stand for re-election at the Trust's 2007 annual meeting of shareholders.

(2)
Each trustee has served in such capacity since the Trust's inception.

OFFICERS

Name and Age	Title	Principal Occupation During the Past Five Years and Other Affiliations
Donald C. Burke Age: 47	President	Managing Director of BlackRock, Inc. since 2006. Formerly Managing Director of Merrill Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006, First Vice President thereof from 1997 to 2005 and Treasurer thereof from 1999 to 2006, Vice President of MLIM and FAM from 1990 to 1997.
Neal J. Andrews Age: 41	Chief Financial Officer
Managing Director of Administration and Operations Group, BlackRock, Inc. since August 2006. Formerly Senior Vice President and Line of Business Head, Fund Accounting and Administration, PFPC Inc. from 1992 to 2006.
Jay M. Fife Age: 37	Treasurer
Managing Director of BlackRock, Inc. since 2007 and Director of BlackRock, Inc. in 2006. Formerly Assistant Treasurer of the MLIM/FAM-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Anne F. Ackerley Age: 45	Vice President
Managing Director of BlackRock, Inc. since 2000. Formerly, First Vice President and Chief Operating Officer, Mergers and Acquisition Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from 1995 to 1997; First Vice President, Emerging Markets Fixed Income Research at Merrill Lunch & Co. prior thereto.
Vincent B. Tritto, Esq. Age: 45	Secretary
Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock, Inc. from 2002 to 2004. Formerly, Executive Director (2000-2002) and Vice President (1998-2000), Morgan Stanley & Co. Incorporated and Morgan Stanley Asset Management Inc. and officer of various Morgan Stanley-sponsored investment vehicles; Counsel (1998) and Associate (1988-1997), Rogers & Wells LLP, New York, NY; Foreign Associate, Asahi Law Offices/Masuda & Ejiri, Tokyo, Japan, from 1992 to 1994.
Bartholomew A. Battista Age: 48	Chief Compliance Officer
Chief Compliance Officer and Anti-Money Laundering Compliance Officer of BlackRock, Inc. since 2004. Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the BlackRock Fund and the BlackRock Liquidity Funds since 2004. Managing Director since 2003 and Director from 2000 to 2002 of BlackRock, Inc. Compliance Officer at Moore Capital Management from 1995 to 1998.
Howard Surloff, Esq. Age: 42	Assistant Secretary	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006. General Counsel (U.S.), Goldman Sachs Asset Management from 1993 to 2006.

Spencer Fleming Age: 38	Assistant Treasurer
Vice President of BlackRock Portfolio Compliance Group since 2004 and Associate in BlackRock Administrative Group from 2001 to 2004. Formerly Assistant Vice President, Accounting Supervisor, Delaware Investments from 1992 to 2001.
Robert Mahar Age: 62	Assistant Treasurer
Director of BlackRock, Inc. since 2006. Formerly Director and Divisional Compliance Officer for Equities from 2002 to 2006; Director, Portfolio Administration (1999-2001) and Vice President (1996-1999), MLIM; Member of Investment Management Team for Merrill Lynch Pacific Fund, Merrill Lynch Growth Fund and Merrill Lynch Global Value Fund from 1996 to 1999.

Share Ownership

Name of Trustee	Dollar Range of Equity Securities in the Trust(*)	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Family of Registered Investment Companies*
Richard E. Cavanagh	$0	over $100,000
Richard Davis	$0	$0
Kent Dixon	$0	over $100,000
Frank J. Fabozzi	$0	over $100,000
Kathleen F. Feldstein	$0	$10,001–$50,000
R. Glenn Hubbard	$0	over $100,000

*
As of December 31, 2006. The trustee could not own shares in the Trust as of this date because the Trust had not yet begun investment operations.

Compensation of Trustees

        The fees and expenses of the independent trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. It is estimated that the independent trustees will receive from the Trust the amounts set forth before the Trust's calendar year ending December 31, 2007, assuming the Trust will have been in existence for the full calendar year.

Name of Board Member	Estimated Compensation from the Trust		Total Compensation from the Trust and Fund Complex Paid to Board Members(1)
Richard E. Cavanagh	$4,000	(2)	$310,000	(3)(4)(5)
Kent Dixon	$4,000	(2)	$220,000	(4)(5)
Frank J. Fabozzi	$4,000	(2)	$220,000	(4)(5)
Kathleen F. Feldstein	$3,400	(2)	$190,000	(4)
R. Glenn Hubbard	$3,400	(2)	$190,000	(4)

(1)
Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2007 from the 60 closed-end funds advised by the Advisor (the "Fund Complex").

(2)
Of these amounts it is anticipated that trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard will defer $0, $0, $0, $0 and $3,400, respectively, pursuant to the Fund Complex's deferred compensation plan in the calendar year ended December 31, 2007.

(3)
Mr. Cavanagh serves as "lead director" and Governance Committee Chairman for each board of trustees/directors in the Fund Complex. For his services as lead trustee/director, Mr. Cavanagh will be compensated in the amount of $60,000 per annum by the Fund Complex.

(4)
Of this amount, trustees Cavanagh, Dixon, Fabozzi, Feldstein and Hubbard are expected to defer $50,000, $50,000, $50,000, $30,000 and $190,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

(5)
Includes compensation for service on the Audit Committee. Mr. Cavanagh receives $60,000 per annum for his service as Chairman of the Audit Committee and all other trustees on the Audit Committee receive $30,000 base per annum for their service on the Audit Committee.

        The Trust shall pay a pro rata portion (based on relative net assets) of the following trustee fees paid by the Fund Complex: (i) $190,000 per annum for each independent trustee as a retainer and (ii) $3,000 per day for each independent trustee for each special meeting of each board in the Fund Complex (i.e., any meeting, whether telephonic or in person, other than one of the six regularly scheduled meetings of each board per year) attended. Each independent trustee shall also be entitled to reimbursement for all of his or her out-of-pocket expenses in attending each meeting of the board of trustees of the Trust and any committee thereof. Mr. Cavanagh will receive an additional $60,000 per annum from the Fund Complex for acting as the lead trustee for each board of trustees/directors in the Fund Complex plus an additional $60,000 per annum for his service as chairman of the Audit Committee. Messrs. Dixon and Fabozzi will receive an additional $30,000 per annum from the Fund Complex for their service on the Audit Committee of the Fund Complex. This additional compensation to Messrs. Cavanagh, Dixon and Fabozzi will be allocated among the funds in the Fund Complex based on their relative net assets. Certain of the above fees paid to the independent trustees will be subject to mandatory deferrals pursuant to the Fund Complex's deferred compensation plan. The independent trustees have agreed that at least $30,000 of their $190,000 retainer will be mandatorily deferred pursuant to the Fund Complex's deferred compensation plan. Also, members of the Audit Committee of the Fund Complex will be required to defer $20,000 of the per annum fee they will receive for their services on the Audit Committee pursuant to the Fund Complex's deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the independent trustees as though equivalent dollar amounts had been invested in common shares of certain other funds/trusts in the Fund Complex selected by the independent trustees. This has approximately the same economic effect for the independent trustees as if they had invested the deferred amounts in such other funds/trusts. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund/trust. A fund/trust may, however, elect to invest in common shares of those funds/trusts selected by the independent trustee in order to match its deferred compensation obligations.

        The board of trustees of the Trust currently has five committees: an Executive Committee, an Audit Committee, a Governance Committee, a Compliance Committee and a Portfolio Review Committee.

        The Executive Committee consists of Mr. Cavanagh and Mr. Davis and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Trust. The Executive Committee, subject to the Trust's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board.

        The Audit Committee consists of Messrs. Cavanagh, Dixon and Fabozzi. The Audit Committee acts according to the Audit Committee charter. Mr. Cavanagh has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Trust, overseeing the quality and objectivity of the Trust's financial statements and the audit thereof and acting as a liaison between the board of trustees and the Trust's independent accountants. The board of trustees of the Trust has determined that the Trust has two audit committee financial experts serving on its Audit Committee, Messrs. Dixon and Fabozzi, each of whom is independent for the purpose of the definition of audit committee financial expert as applicable to the Trust.

        The Governance Committee consists of all of the independent trustees. The Governance Committee acts in accordance with the Governance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Governance Committee. The Governance Committee performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of independent trustees including shareholder nominees, reviewing independent trustee compensation, retirement policies and personnel training policies and administrating the provisions of the Code of Ethics applicable to the independent trustees.

        The Governance Committee will consider trustee candidates recommended by shareholders. In considering candidates submitted by shareholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Governance Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a shareholder must submit the recommendation in writing and must include:

  •
  The name of the shareholder and evidence of the person's ownership of shares of the Trust, including the number of shares owned and the length of time of ownership; and

  •
  The name of the candidate, the candidate's resume or a listing of his or her qualifications to be a trustee of the Trust and the person's consent to be named as a trustee if selected by the Governance Committee and nominated by the Board.

The shareholder recommendation and information described above must be sent to the Corporate Secretary, c/o BlackRock, P.O. Box 4546, New York, New York 10163.

        The Compliance Committee consists of all of the independent trustees. The Compliance Committee acts according to the Compliance Committee charter. Mr. Cavanagh has been appointed as Chairman of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the independent trustees in acting independently of BlackRock Advisors in pursuing the best interests of the Trust and its shareholders, receiving information on and, where appropriate, recommending policies concerning the Trust's compliance with applicable law, and receiving reports from and making certain recommendations in respect of the Trust's Chief Compliance Officer.

        The Portfolio Review Committee consists of all of the Trustees. The Portfolio Review Committee acts in accordance with the Portfolio Review Committee charter. The Portfolio Review Committee performs those functions enumerated in the Portfolio Review Committee charter, including, but not limited to, supporting the independent trustees in acting independently of BlackRock in pursuing the best interests of the Trust and its shareholders, developing an understanding of and reviewing the investment objective, policies and practices of the Trust, and reviewing with respect to the Trust: (a) whether the Trust has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information, (b) appropriate benchmarks and competitive universes, (c) investment performance, (d) unusual or exceptional investment matters and (e) other matters bearing on the Trust's investment results.

        As the Trust is a closed-end investment company with no prior investment operations, no meetings of the above committees have been held in the current fiscal year, provided that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Trust to select the Trust's independent registered public accounting firm.

        Prior to this offering, all of the outstanding shares of the Trust were owned by an affiliate of BlackRock Advisors.

Proxy Voting Policies

        The board of trustees of the Trust has delegated the voting of proxies for Trust securities to BlackRock pursuant to BlackRock's proxy voting guidelines. Under these guidelines, BlackRock will vote proxies related to Trust securities in the best interests of the Trust and its shareholders. A copy of BlackRock's proxy voting policy is attached as Appendix B to this Statement of Additional Information.

Codes of Ethics

        The Trust, the Advisor and the Sub-Advisors have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. These codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Investment Advisor and Sub-Advisors

        BlackRock Advisors acts as the Trust's investment advisor and BlackRock Investment Management, LLC and BlackRock Investment Management International, Limited act as the Trust's investment sub-advisors. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809; BlackRock Investment Management, LLC, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536; and BlackRock Investment Management International, Limited, located at 33 King William Street, London EC4R 9AS, United Kingdom, are wholly owned subsidiaries of BlackRock, Inc. BlackRock, Inc. is one of the world's largest publicly traded investment management firms. As of June 30, 2007, BlackRock, Inc.'s assets under management were $1.230 trillion. The firm manages assets on behalf of institutions and individuals worldwide through a variety of equity, fixed-income, cash management and alternative investment products. In addition, a growing number of institutional investors use BlackRock Solutions® investment system, risk management and financial advisory services.

        The BlackRock organization has over 18 years of experience managing closed-end products and, as of June 30, 2007, advised a closed-end family of 105 active funds with approximately $45.7 billion in assets. BlackRock Advisors and its affiliated entities had $315 billion in equity assets under management as of June 30, 2007, including $9.8 billion in assets across 14 equity closed-end funds. Headquartered in New York City, the firm has over 4,700 employees in 18 countries and a major presence in key global markets, including the United States, Europe, Asia, Australia and the Middle East.

Portfolio Managers

        As of June 30, 2007, Poppy Allonby managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	3	$12,875,380,108	1	$344,057,108
Other Accounts	—	—	—	—

        As of June 30, 2007, Kathleen Anderson managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	2	$230,230,456	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	—	—	—	—

        As of June 30, 2007, Robin Batchelor managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	—	—	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$13,596,218,047	2	$1,064,895,047
Other Accounts	—	—	—	—

        As of June 30, 2007, Graham Birch managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$1,031,721,858	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	4	$11,066,144,465	1	$720,837,939
Other Accounts	—	—	—	—

        As of June 30, 2007, Richard Davis managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	1	$1,031,721,858	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	5	$1,332,558,046	1	$720,837,939
Other Accounts	—	—	—	—

        As of June 30, 2007, Robert Shearer managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	3	$2,923,342,169	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	1	131,086,984	—	—

        As of June 30, 2007, Kyle McClements managed or was a member of the management team for the following client accounts:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	7	$6,436,913,932	—	—
Pooled Investment Vehicles Other Than Registered Investment Companies	—	—	—	—
Other Accounts	2	$94,381,405	—	—

        BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Trust, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Trust. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Trust. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Trust.

        As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

        BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

    Base Compensation

        Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

    Discretionary Compensation

        In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

          Long-Term Retention and Incentive Plan ("LTIP").    The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Batchelor, Birch, Davis, McClements and Shearer and Ms. Allonby and Ms. Anderson have received awards under the LTIP.

          Deferred Compensation Program.    A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. A portion of the annual compensation of certain senior managers, including Messrs. Batchelor, Birch, Davis, McClements and Shearer and Ms. Allonby and Ms. Anderson, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

          Options and Restricted Stock Awards.    While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Batchelor, Birch, Davis, McClements and Shearer and Ms. Allonby and Ms. Anderson have been granted stock options in prior years, and Messrs. Batchelor, Birch, Davis, McClements and Shearer and Ms. Allonby and Ms. Anderson participate in BlackRock's restricted stock program.

          Incentive Savings Plans.    BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan ("RSP") and the BlackRock Employee Stock Purchase Plan ("ESPP"). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

        Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Trust, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Trust or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. In the case of the Trust, it is anticipated that such benchmarks would include the S&P 500 Index, the 10-year United States Treasury note, certain customized indices and the Trust's Lipper peer group. The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Securities Ownership of Portfolio Managers

        The Trust is a newly-organized investment company. Accordingly, as of the date of this Statement of Additional Information, none of the portfolio managers beneficially owns any securities issued by the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        The Advisors are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Trust will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Trust may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

        Payments of commissions to brokers who are affiliated persons of the Trust (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the Investment Company Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

        The Advisor and the Sub-Advisors may, consistent with the interests of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Trust and their other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisor's or Sub-Advisors' investment decision making process in order for such research, statistical and/or pricing services to be considered by the Advisor or Sub-Advisors in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934, as amended. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor and Sub-Advisors under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor or Sub-Advisors determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor or Sub-Advisors to the Trust and its other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. The advisory fees that the Trust pays to the Advisor will not be reduced as a consequence of the Advisor's or Sub-Advisors' receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Advisor or Sub-Advisors in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisor or Sub-Advisors in carrying out their obligations to the Trust. While such services are not expected to reduce the expenses of the Advisor or Sub-Advisors, the Advisor and Sub-Advisors would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

        One or more of the other investment companies or accounts that the Advisor and/or the Sub-Advisors manage may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Advisor and/or the Sub-Advisors in their discretion in accordance with the accounts' various investment objectives. Such allocations are based upon the written procedures of the Advisor and/or Sub-Advisors, which have been reviewed and approved by the board of trustees. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisors' organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

        The Advisor and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets through out the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

        It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Trust may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

DESCRIPTION OF SHARES

Common Shares

        The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Trust will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Preferred Shares

        Although the Trust does not currently intend to issue preferred shares, the Agreement and Declaration of Trust provides that the Trust's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

    Liquidation Preference

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Trust, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Trust.

    Voting Rights

        The Investment Company Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Trust at any time two years' dividends on any Preferred Shares are unpaid. The Investment Company Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including, among other things, changes in the Trust's sub-classification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Trust's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred

Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the Investment Company Act) and will vote together with holders of common shares as a single class.

        The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

    Redemption, Purchase and Sale of Preferred Shares by the Trust

        The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Trust in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Trust may tender for or purchase Preferred Shares and (3) the Trust may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Trust will reduce the leverage applicable to the common shares, while any resale of shares by the Trust will increase that leverage.

    Ratings

        The Trust may apply for ratings for any Preferred Shares from Moody's, S&P or Fitch. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions otherwise applicable to the Trust as described in the Trust's prospectus or above in this Statement of Additional Information. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objective. The Trust anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.

        The discussion above describes the possible offering of Preferred Shares by the Trust. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Trust's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

        The board of trustees (subject to applicable law and the Trust's Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either common shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the board of trustees see fit. The Trust currently does not expect to issue any other classes of shares, or series of shares, except for the common shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

        The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

        Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

        Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

        Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange or (b) impair the Trust's status as a regulated investment company under the Code (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition that would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

        The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

        In addition, a purchase by the Trust of its common shares will reduce net assets which would likely have the effect of increasing the Trust's expense ratio.

        Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.

TAX MATTERS

        The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Trust and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. This discussion assumes that the Trust's shareholders hold their common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Trust and its shareholders (including shareholders owning a large position in the Trust), and the discussions set forth here and in the prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with any specific questions relating to federal, state, local and foreign taxes.

Taxation of the Trust

        The Trust intends to elect and to qualify for special tax treatment afforded to a regulated investment company under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the distribution requirements described below, the Trust (but not its shareholders) will not be subject to U.S. federal income tax to the extent that it distributes its net investment income and net realized capital gains.

        In order to qualify to be taxed as a regulated investment company, the Trust must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the value of the Trust's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Trust's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Trust's total assets is invested in the securities of (I) any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), (II) any two or more issuers that the Trust controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

        As a regulated investment company, the Trust generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) its net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust intends to distribute annually all or substantially all of such income.

        The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to a tax of 35% of such amount. If the Trust retains any net capital gain, it expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes its share of such undistributed long-term capital gain, (ii) will be entitled to credit its proportionate share of the tax paid by the Trust against their U.S. federal income tax liability, if any, and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its tax basis in its common shares for the Trust by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax at the Trust level. To avoid the excise tax, the Trust must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Trust's taxable year-end) and (iii) certain undistributed amounts from previous years on which the Trust paid no U.S. federal income tax. While the Trust intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Trust's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Trust will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

        Dividends and distributions will be treated as paid during the calendar year if they are paid during the calendar year or declared by the Trust in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Trust during January of the following year. Any such dividend or distribution paid during January of the following year will be deemed to be received by the Trust's shareholders on December 31 of the year the dividend or distribution was declared, rather than when the dividend or distribution is actually received.

        If the Trust were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a regulated investment company in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Trust's shareholders would not be deductible by the Trust in computing its taxable income. In such case, distributions generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. To qualify again to be taxed as a regulated investment company in a subsequent year, the Trust would be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Trust to the IRS. In addition, if the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, then the Trust would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Trust had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

        If the Trust utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Limits on the Trust's payment of dividends may prevent the Trust from satisfying the 90% distribution requirement and may therefore jeopardize the Trust's qualification for taxation as a regulated investment company and/or may subject the Trust to the nondeductible 4% federal excise tax. The Trust will endeavor to avoid restrictions on its ability to make dividend payments.

        Gain or loss on the sales of securities by the Trust will generally be long-term capital gain or loss if the securities have been held by the Trust for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

        The Trust's investment in so-called "section 1256 contracts," such as regulated futures contracts, certain foreign currency contracts, options on most stock indices and any listed non-equity options, are subject to special tax rules. Any such section 1256 contracts held by the Trust at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Trust's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Trust from positions in section 1256 contracts closed during the taxable year. Provided such positions are held as capital assets and are not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Trust.

        Certain of the Trust's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Trust to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Trust will monitor its transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and prevent disqualification of the Trust as a regulated investment company.

        If the Trust purchases shares in a "passive foreign investment company" (a "PFIC"), the Trust may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Trust to its shareholders. Additional charges in the nature of interest may be imposed on the Trust in respect of deferred taxes arising from such distributions or gains. If the Trust were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Trust would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Trust. Alternatively, the Trust can elect to mark-to-market at the end of each taxable year its shares in a PFIC. In the case of a mark-to-market election, the Trust would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Trust might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

        Because the Trust may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. Tax conventions may reduce or eliminate such taxes. Due to the makeup of the Trust's investment portfolio, shareholders will not be entitled to claim a credit or deduction with respect to such foreign taxes. However, if the Trust invests more than 50% of its total assets in non-U.S. securities as of year-end, the Trust may elect to have its foreign tax deduction or credit for foreign taxes paid with respect to qualifying taxes to be taken by its shareholders instead of on its own tax return. If the Trust so elects, each shareholder shall include in gross income, and also treat as paid by him, his proportionate share of the foreign taxes paid by the Trust. If the Trust makes this election, it will furnish its shareholders with a written notice after the close of the taxable year.

Taxation of Shareholders

        Distributions paid by the Trust from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends"), are generally taxable to you as ordinary income to the extent of the Trust's earnings and profits. Such distributions (if designated by the Trust) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Trust's income consists of dividend income from United States corporations, and (ii) for taxable years beginning on or before December 31, 2010, as "qualified dividend income" eligible for the reduced maximum U.S. federal tax rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Trust receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation does not include a foreign corporation which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC. If the Trust lends portfolio securities, the amount received by the Trust that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. There can be no assurance as to what portion of the Trust's distributions will qualify for the dividends received deduction or constitute qualified dividend income.

        A dividend (whether paid in cash or reinvested in additional Trust shares) will not be treated as qualified dividend income (whether received by the Trust or paid by the Trust to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend (91 days during the associated 181-day period for certain preferred shares) with respect to such dividend, (2) to the extent that the Trust or shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

        Distributions made from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to a shareholder but retained by the Trust, are taxable to shareholders as long-term capital gains if they have been properly designated by the Trust, regardless of the length of time the shareholder has owned common shares of the Trust. The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 15% (5% for individuals in lower brackets) for such gain realized in taxable years beginning on or before December 31, 2010. For non-corporate taxpayers, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum U.S. federal income tax rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum U.S. federal income tax rate of 35%.

        If, for any calendar year, the Trust's total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the common shares. The amount treated as a tax-free return of capital will reduce a shareholder's tax basis in the common shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common shares. Any amounts distributed to a shareholder in excess of his or her tax basis in the common shares will be taxable to the shareholder as capital gain (assuming the common shares are held as a capital asset).

        Generally, not later than 60 days after the close of its taxable year, the Trust will provide its shareholders with a written notice designating the amount of any ordinary income dividends or capital gain dividends and other distributions.

        The sale or other disposition of common shares of the Trust will generally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss, if the shares have been held for more than one year. Any loss upon the sale or exchange of Trust common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by the shareholder. Any loss a shareholder realizes on a sale or exchange of common shares of the Trust will be disallowed if the shareholder acquires other common shares of the Trust (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder's sale or exchange of the common shares. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

        Shareholders may be entitled to offset their capital gain distributions (but not distributions eligible for qualified dividend income treatment) with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

        An investor should be aware that if Trust common shares are purchased shortly before the record date for any taxable distribution (including a capital gain dividend), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Trust common shares, in effect resulting in a taxable return of some of the purchase price.

        Certain types of income received by the Trust from real estate investment trusts ("REITs"), real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Trust to designate some or all of its distributions as "excess inclusion income." To Trust shareholders, such excess inclusion income will (i) constitute "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt, such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities, (ii) not be offset against net operating losses for tax purposes, (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries and (iv) cause the Trust to be subject to tax if certain "disqualified organizations," as defined by the Code (such as certain governments or governmental agencies and charitable remainder trusts), are Trust shareholders.

        Dividends are taxable to shareholders even though they are reinvested in additional shares of the Trust.

        Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisors regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local and foreign tax consequences to them of investing in the Trust.

        A shareholder that is a nonresident alien individual or a foreign corporation (a "foreign investor") generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisors regarding the tax consequences of investing in the Trust's common shares.

        In general, U.S. federal withholding tax will not apply to any gain or income realized by a foreign investor in respect of any distributions of net capital gain or upon the sale or other disposition of common shares of the Trust.

        For taxable years of the Trust beginning before January 1, 2008, properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the Trust's "qualified net interest income" (generally, the Trust's U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Trust is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Trust's "qualified short-term capital gains" (generally, the excess of the Trust's net short-term capital gain over the Trust's long-term capital loss for such taxable year). Depending on its circumstances, however, the Trust may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of common shares held through an intermediary, the intermediary may withhold even if the Trust designates the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Trust's distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Backup Withholding

        The Trust is required in certain circumstances to withhold, for U.S. federal backup withholding purposes, on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Trust's common shares who do not furnish the Trust with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

        The foregoing is a general summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Trust and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

EXPERTS

        The Statement of Assets and Liabilities of the Trust as of July 16, 2007 appearing in this Statement of Additional Information and related Statements of Operations and Changes in Net Assets for the period from June 13, 2007 (date of inception) to July 16, 2007 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, MA 02116, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

        A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

Deloitte & Touche LLP 200 Berkeley Street Boston, Massachusetts 02116-5022 Tel: (617) 437-2000 Fax: (617) 437-2111 www.deloitte.com/us

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of
BlackRock EcoSolutions Investment Trust,

        We have audited the accompanying statement of assets and liabilities of BlackRock EcoSolutions Investment Trust (the "Trust") as of July 16, 2007 and the related statements of operations and changes in net assets for the period from June 13, 2007 (date of inception) to July 16, 2007. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to the above present fairly, in all material respects, the financial position of BlackRock EcoSolutions Investment Trust as of July 16, 2007, and the results of its operations and the changes in its net assets for the period from June 13, 2007 (date of inception) to July 16, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
August 3, 2007

FINANCIAL STATEMENTS

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

July 16, 2007

ASSETS:
Cash	$133,012
LIABILITIES:
Payable for organizational costs	33,000

Net assets	$100,012

Net assets were comprised of:
Common stock at par (Note 1)	$7
Paid-in capital in excess of par	133,005
Accumulated net investment loss	(33,000)

Net assets, July 16, 2007	$100,012

Net asset value per common share:
Equivalent to 6,964 shares of common stock issued and outstanding, par value $0.001, unlimited shares authorized	$14.36

See Notes to Financial Statements.

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the period June 13, 2007 (date of inception) to July 16, 2007

Investment income	$—
Expenses
Organization expenses	33,000

Net investment loss	$(33,000)

See Notes to Financial Statements.

BLACKROCK ECOSOLUTIONS INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS

For the period June 13, 2007 (date of inception) to July 16, 2007

INCREASE (DECREASE) IN NET ASSETS

Operations
Net investment loss	$(33,000)

Net decrease in net assets resulting from operations	(33,000)

Capital Share Transactions
Net proceeds from the issuance of common shares	133,012

Total increase	100,012
NET ASSETS
Beginning of period	—

End of period	$100,012

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Accounting Policies

        BlackRock EcoSolutions Investment Trust (the "Trust") was organized as a Delaware statutory trust on June 13, 2007, and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust had no operations other than a sale to BlackRock Funding, Inc. of 6,964 shares of common stock for $133,012 ($19.10 per share).

        Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements are unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust considers the risk of loss from such claims to be remote.

        Cash:    Such amounts are maintained in a demand deposit account at the Trust's custodian, an FDIC insured depository institution which is qualified as a custodian under the applicable rules of the 1940 Act.

        Investment Valuation:    The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Trustees (the "Board"). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term securities may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value per share. Any investments or other assets for which such current market quotations are not readily available are valued at fair value ("Fair Value Assets") as determined in good faith under procedures established by, and under the general supervision and responsibility, of the Trust's Board.

        The investment advisor and/or sub-advisors will submit their recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to the Board.

        When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisors shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisors deem relevant.

        In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Trusts' financial statements, if any, has not been determined.

        In addition, in February 2007, Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Trust's financial statements, if any, has not been determined.

        Federal Income Taxes:    It is the Trust's intention to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its net income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provisions have been recorded.

        In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. Management has evaluated the implications of FIN 48 and concluded that there is no material impact on the Trust's financial statements.

        Estimates:    The preparation of these financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates and such differences may be material.

Note 2. Agreements

        The Trust has entered into an Investment Management Agreement with BlackRock Advisors, LLC (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Investment Management, LLC and BlackRock Investment Management International, Limited both wholly owned subsidiaries of BlackRock, Inc., serve as sub-advisors (the "Sub-Advisors") to the Trust. Merrill Lynch & Co., Inc. and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc. The Trust will pay the Advisor a monthly fee (the "Investment Management Fee") in an amount equal to 1.20% of the average daily value of the Trust's Net Assets. The Investment Management Agreement covers both investment advisory and administration services. The Advisor pays the Sub-Advisors fees for their sub-advisory services.

Note 3. Organization Expenses and Offering Costs

        Organization expenses of $33,000 incurred by the Trust have been expensed. Offering costs, estimated to be approximately $467,000, limited to $0.04 per share, will be charged to paid-in capital at the time common shares are sold.

APPENDIX A

GENERAL CHARACTERISTICS AND RISKS OF STRATEGIC TRANSACTIONS

        In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Strategic Transactions. The Trust will engage in such activities in the Advisor's or Sub-Advisors' discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Strategic Transactions may give rise to taxable income.

Futures Contracts and Related Options

    Characteristics

        The Trust may sell financial futures contracts or purchase put and call options on such futures as an offset against anticipated market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

    Margin Requirements

        At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

    Limitations on Use of Futures and Options on Futures

        The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. The Trust currently may enter into such transactions without limit for bona fide strategic purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-strategic purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide strategic purposes, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above policies are non-fundamental and may be changed by the Trust's board of trustees at any time. Also, when required, an account of cash equivalents designated on the books and records will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract.

A-1

    Segregation and Cover Requirements

        Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the Securities and Exchange Commission, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the Trust will be required to designate on its books and records an ongoing basis, cash, U.S. Government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

    Strategic Transactions Present Certain Risks

        With respect to Strategic Transactions and risk management, the variable degree of correlation between price movements of strategic instruments and price movements in the position being offset create the possibility that losses using the strategy may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for Strategic Transactions should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Strategic Transactions will depend on the Advisor's and the Sub-Advisors' ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Strategic Transactions will reduce net asset value.

    Regulatory Considerations

        The Trust has claimed an exclusion from the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

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APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

        These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

(1)
The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
(2)
In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

        When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

(3)
Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
(4)
DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.
(5)
Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

        Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients,

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discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

        In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

(6)
Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually employed by BlackRock.

I.
Scope of Committee Responsibilities

        The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

(7)
The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

        The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

        The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues—such as approval of mergers and other significant corporate transactions—require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

(8)
The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

        While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately

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reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

        The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9)

(9)
The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

        All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

        The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

        To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.
Special Circumstances

        Routine Consents.    BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

        Securities on Loan.    Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall

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such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

        Voting Proxies for Non-US Companies.    While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

        As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

        Securities Sold After Record Date.    With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

        Conflicts of Interest.    From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10)

        In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

(10)
Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

•
The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

•
if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

III.    Voting Guidelines

        The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position

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on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

  A.    Boards of Directors

        These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

        The Committee's general policy is to vote:

#	VOTE and DESCRIPTION
A.1	FOR nominees for director of United States companies in uncontested elections, except for nominees who
•
have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
	•	voted to implement or renew a "dead hand" poison pill
	•	ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
	•	failed to act on takeover offers where the majority of the shareholders have tendered their shares
	•	are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
	•	on a case by case basis, have served as directors of other companies with allegedly poor corporate governance
	•	sit on more than six boards of public companies
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FOR nominees for directors of non U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case by case basis
A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

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A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

  B.    Auditors

        These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

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        The Committee's general policy is to vote:

B.1	FOR approval of independent auditors, except for
	•	auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
	•	auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
	•	on a case by case basis, auditors who in the Committee's opinion provide a significant amount of non audit services to the company
B.2	•	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	•	FOR approving internal statutory auditors
B.4	•	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

  C.    Compensation and Benefits

        These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

        The Committee's general policy is to vote:

C.1
IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock

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C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

  D.    Capital Structure

        These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

        The Committee's general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non US company's total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company's stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

  E.    Corporate Charter and By-Laws

        These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

        The Committee's general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company's name

  F.    Corporate Meetings

        These are routine proposals relating to various requests regarding the formalities of corporate meetings.

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        The Committee's general policy is to vote:

F.1	AGAINST proposals that seek authority to act on "any other business that may arise"
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend
F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit "virtual" shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

  G.    Investment Companies

        These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

        The Committee's general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who
•
have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
	•	ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
	•	are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
	•	on a case by case basis, have served as directors of companies with allegedly poor corporate governance
G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund's investment objective to nonfundamental

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G.4	FOR proposals to establish a master feeder structure or authorizing the Board to approve a master feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed end investment companies

  H.    Environmental and Social Issues

        These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

        The Committee's general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2	AGAINST proposals seeking to have companies provide non required reports on:
	•	environmental liabilities;
	•	bank lending policies;
	•	corporate political contributions or activities;
	•	alcohol advertising and efforts to discourage drinking by minors;
	•	costs and risk of doing business in any individual country;
	•	involvement in nuclear defense systems
H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

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Notice to Clients

        BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

(11)
Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

        BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

        These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

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APPENDIX C
RATINGS OF INVESTMENTS

        Standard & Poor's Corporation—A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

ISSUE CREDIT RATING DEFINITIONS

        A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

        Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

        Issue credit ratings can be either long-term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

        Issue credit ratings are based, in varying degrees, on the following considerations:

  •
  Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

  •
  Nature of and provisions of the obligation; and

  •
  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

"AAA"	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A"
An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB"
An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC," and "C"
Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB"
An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B"
An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC"
An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC"	An obligation rated "CC" is currently highly vulnerable to nonpayment.
"C"
A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.
"D"
An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (–)	(–) The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
"N.R."
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

"A-1"	A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A-2"
A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A-3"
A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B"
A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1", "B-2", and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B-1"
A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-2"
A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"B-3"
A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
"C"
A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
"D"
A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

"i"	This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"L"	Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.
"P"
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.
"pi"
Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.
"pr"
The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.
"preliminary"	Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor's of appropriate documentation. Changes in the information provided to Standard & Poor's could result in the assignment of a different rating. In addition, Standard & Poor's reserves the right not to issue a final rating.

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies. The final rating may differ from the preliminary rating.
"t"
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers (No longer applied or outstanding)

"*"	This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
"C"
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.
"q"	A "q" subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
"r"
The "r" modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an "r" modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the "r" modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

        Moody's Investors Service, Inc.—A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG TERM OBLIGATION RATINGS

        Moody's long-term obligation ratings are opinions of the relative credit risk of a fixed income obligation with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Long-Term Rating Definitions:

"AAA"	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
"AA"	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
"A"	Obligations rated A are considered upper medium grade and are subject to low credit risk.
"BAA"	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
"BA"	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

"B"	Obligations rated B are considered speculative and are subject to high credit risk.
"CAA"	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
"CA"	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
"C"	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

        Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MEDIUM TERM NOTE RATINGS

        Moody's assigns long-term ratings to individual debt securities issued from medium term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all parí passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics of listed below:

  •
  Notes containing features that link interest or principal to the credit performance of any third party or parties

  •
  Notes allowing for negative coupons, or negative principal

  •
  Notes containing any provision that could obligate the investor to make any additional payments

  •
  Notes containing provisions that subordinate the claim.

        For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

        Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

SHORT TERM RATING DEFINITIONS:

        Moody's short term ratings are opinions of the ability of issuers to honor short term financial obligations. Ratings may be assigned to issuers, short term programs or to individual short term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

        Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

"P-1"	Issuers (or supporting institutions) rated Prime 1 have a superior ability to repay short term debt obligations.
"P-2"	Issuers (or supporting institutions) rated Prime 2 have a strong ability to repay short term debt obligations.
"P-3"	Issuers (or supporting institutions) rated Prime 3 have an acceptable ability to repay short term obligations.
"NP"	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

        Note: Canadian issuers rated P 1 or P 2 have their short term ratings enhanced by the senior most long-term rating of the issuer, its guarantor or support provider.

US MUNICIPAL AND TAX EXEMPT RATINGS

        Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

        Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

"AAA"	Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax exempt issuers or issues.
"AA"	Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax exempt issuers or issues.
"A"	Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"BAA"	Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"BA"	Issuers or issues rated Ba demonstrate below average creditworthiness relative to other US municipal or tax exempt issuers or issues.
"B"	Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"CAA"	Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"CA"	Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax exempt issuers or issues.
"C"	Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax exempt issuers or issues.

        Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

        Fitch IBCA, Inc.—A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

INTERNATIONAL LONG-TERM CREDIT RATINGS

        International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

        The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

"AAA"	Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
"AA"
Very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A"
High credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
"BBB"
Good credit quality. "BBB" ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

"BB"	Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
"B"
Highly speculative. For issuers and performing obligations, "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of "R1" (outstanding).
"CCC"
For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of "R2" (superior), or "R3" (good) or "R4" (average).
"CC"
For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of "R4" (average) or "R5" (below average).
"C"
For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of "R6" (poor).

"RD"	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
"D"
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
— failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
— the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
— the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

        Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

        Issuers will be rated D upon a default. Defaulted and distressed obligations typically are rated along the continuum of C to B ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the B or CCC-C categories.

        Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings:

        The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

        Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

        Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

        Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

        Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

        Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.
"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.
"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL LONG-TERM CREDIT RATINGS

        National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

        A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"AAA(xxx)"	"AAA" national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.
"AA(xxx)"
"AA" national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.
"A(xxx)"
"A" national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.
"BBB(xxx)"
"BBB" national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

"BB(xxx)"
"BB" national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.
"B(xxx)"
"B" national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.
"CCC(xxx)," "CC(xxx)," "C(xxx)"
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
"DDD(xxx)," "DD(xxx)," "D(xxx)"	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

        The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

"F1"	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.
"F2"	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
"F3"	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.
"B"	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.
"C"	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"RD"	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.
"D"	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

        The modifiers "+" or "–" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA Long-term rating category, to categories below CCC, or to Short-term ratings other than F1. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

        Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

        Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are "stable" could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

        Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

        Variable rate demand obligations and other securities which contain a short-term "put" or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

        Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

        Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

        Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

"PIF"	Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.
"NR"	indicates that Fitch Ratings does not rate the issuer or issue in question.
"Withdrawn":
A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

NATIONAL SHORT-TERM CREDIT RATINGS

        National Ratings are an assessment of credit quality relative to the rating of the "best" credit risk in a country. This "best" risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

        A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

"F1(xxx)"	Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.
"F2(xxx)"
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
"F3(xxx)"
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.
"B(xxx)"
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.
"C(xxx)"
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"D(xxx)"	Indicates actual or imminent payment default.

Note to National Short-Term ratings:

        In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.